UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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OCWEN FINANCIAL CORPORATION

(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 31, 2007

Dear Fellow Shareholder:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Shareholders of Ocwen Financial Corporation which will be held at the offices of the company located at 1661 Worthington Road, Suite 100, West Palm Beach, Florida 33409, on Thursday, May 10, 2007, at 9:00 a.m., Eastern Daylight Time.  The matters to be considered by shareholders at the Annual Meeting are described in detail in the accompanying materials.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the Annual Meeting in person.  Let me urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting.  This will not prevent you from voting in person but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Ocwen Financial Corporation are sincerely appreciated.

Sincerely,

/s/ William C. Erbey

William C. Erbey
Chairman and Chief Executive Officer

OCWEN FINANCIAL CORPORATION
1661 Worthington Road, Suite 100
West Palm Beach, Florida 33409

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE

Our Annual Meeting of Shareholders will be held:

Date:	Thursday, May 10, 2007

Time:	9:00 a.m., Eastern Daylight Time

Location:	Ocwen Financial Corporation
1661 Worthington Road, Suite 100
West Palm Beach, Florida 33409

PURPOSE

•	To elect eight Directors for a one-year term and/or until their successors are elected and qualified;

•	To approve the 2007 Equity Incentive Plan; and

•

To ratify the appointment by the Audit Committee of our Board of Directors of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm of Ocwen Financial Corporation for the fiscal year ending December 31, 2007;

•	To transact such other business as may properly come before the meeting and any adjournment of the meeting. Management is not aware of any such other business at this time.

PROCEDURES

•	Our Board of Directors has fixed March 9, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

•	Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.

By Order of the Board of Directors,

/s/ Kevin J. Wilcox

Kevin J. Wilcox
Secretary

March 31, 2007
West Palm Beach, Florida

OCWEN FINANCIAL CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

General Information

We have sent you this proxy statement on or about March 31, 2007 as a holder of common stock, because our Board of Directors is soliciting your proxy to be used at our Annual Meeting of Shareholders and at any adjournment of this meeting.  The meeting will be held at our offices located at 1661 Worthington Road, Suite 100, West Palm Beach, Florida  33409, on Thursday, May 10, 2007, at 9:00 a.m., Eastern Daylight Time for the purposes listed in the Notice of Annual Meeting of Shareholders.

How a Proxy Works

If you properly complete, sign and return your proxy to Ocwen and do not revoke it prior to its use, it will be voted in accordance with your instructions.  If no contrary instructions are given, each proxy received will be voted:

•	for each of the nominees for Director;

•	for approval of the 2007 Equity Incentive Plan;

•	for ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered certified public accounting firm for 2007; and

•	with regard to any other business that properly comes before the meeting, in accordance with the best judgment of the persons appointed as proxies.

How to Revoke a Proxy

Your proxy may be used only at the Annual Meeting and any adjournment of this meeting and will not be used for any other meeting.  You have the power to revoke your proxy at any time before it is exercised by:

•	filing written notice with our Secretary at the following address:

Kevin J. Wilcox, Secretary
Ocwen Financial Corporation
1661 Worthington Road, Suite 100
West Palm Beach, Florida 33409

•	submitting a properly executed proxy bearing a later date; or

•	appearing at the Annual Meeting and giving the Secretary notice of your intention to vote in person.

Who May Vote

You are entitled to vote at the Annual Meeting or any adjournment of this meeting if you are a holder of record of our common stock at the close of business on March 9, 2007.  At the close of business on March 9, 2007, there were 63,183,427 shares of common stock issued and outstanding and no other class of equity securities outstanding.  Each share of our common stock is entitled to one vote at the Annual Meeting on all matters properly presented.

Quorum and Voting Information

The presence at the Annual Meeting of a majority of the votes of our common stock entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Assuming  a quorum, the eight persons receiving the greatest number of votes for Director will be elected as Directors of Ocwen.  You may vote in favor of or withhold authority to vote for one or more nominees for Director.  The proposals to approve the 2007 Equity Incentive Plan and to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered certified public accounting firm for 2007, and any other matter properly submitted for your consideration at the Annual Meeting (other than the election of Directors), will be approved if the votes cast in favor of the action exceed the votes cast opposing the action.

Abstentions and broker “non-votes” will not be counted in determining the votes cast in connection with the foregoing matters.  A broker “non-vote” occurs when a shareholder has not provided voting instructions to the broker on a non-routine item.  In such cases, the New York Stock Exchange precludes brokers from giving a proxy to vote on non-routine items, such as approval of the 2007 Equity Incentive Plan.

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions.  To vote your shares, you will need to follow the directions your bank or brokerage firm provides you.  Many banks and brokerage firms offer the option of voting over the Internet or by telephone.  Please contact your bank or brokerage firm for further information.

ELECTION OF DIRECTORS
(Proposal One)

Our Bylaws provide that our Board of Directors shall consist of no less than three and no more than eight members, with the exact number to be fixed by our Board of Directors.  On July 26, 2005, our Board of Directors fixed the number of directors at eight.  Directors are elected annually and hold office until the earlier of the election and qualification of their successors or their resignation and removal.

We will propose the eight nominees listed below for election as Directors at the Annual Meeting.  All eight nominees are currently our Directors.  There are no arrangements or understandings between any nominee and any other person for selection as a nominee.

If any nominee is unable or unwilling to stand for election at the time of the Annual Meeting, the person or persons appointed as proxies will nominate and vote for a replacement nominee or nominees recommended by our Board of Directors.  At this time, our Board of Directors knows of no reason why any of the nominees would not be able or willing to serve as director if elected.

Nominees for Director

The following table sets forth certain information concerning our Directors:

Name	Age (1)	Director Since	Executive Committee		Audit Committee		Compensation Committee		Nomination/ Governance Committee

William C. Erbey	57	1988	X	(2)
Ronald M. Faris	44	2003	X
Martha C. Goss	57	2005			X
Ronald J. Korn	66	2003			X	(2)	X
William H. Lacy	62	2002			X				X
W. Michael Linn	58	2002
W. C. Martin	58	1996					X	(2)	X
Barry N. Wish	65	1988	X				X		X	(2)

(1)	As of March 31, 2007
(2)	Committee Chairman

The principal occupation for the last five years and additional biographical information of each Director of Ocwen is set forth below.

William C. Erbey.  Mr. Erbey has served as the Chairman of the Board of Directors of Ocwen since September 1996, as the Chief Executive Officer of Ocwen since January 1988 and as the President of Ocwen from January 1988 to May 1998.  From 1983 to 1995, Mr. Erbey served as a Managing General Partner of The Oxford Financial Group, a private investment partnership that was the predecessor of Ocwen.  From 1975 to 1983, Mr. Erbey served at General Electric Capital Corporation in various capacities, most recently as the President and Chief Operating Officer of General Electric Mortgage Insurance Corporation.  Mr. Erbey also served as the Program General Manager of GECC’s Commercial Financial Services Department and as the President of Acquisition Funding Corporation.  He holds a Bachelor of Arts in Economics from Allegheny College and a Masters of Business Administration from Harvard University.

Ronald M. Faris.  Mr. Faris has served as a Director of Ocwen since May 2003 and as the President of Ocwen since March 2001.  Mr. Faris served as Executive Vice President of Ocwen from May 1998 to March 2001 and as Vice President and Chief Accounting Officer of Ocwen from June 1995 to May 1997.  From March 1991 to July 1994, he served as Controller for a subsidiary of Ocwen.  From 1986 to 1991, Mr. Faris was a Vice President with Kidder, Peabody & Co., Inc. and from 1984 to 1986 worked in the General Audit Department of PricewaterhouseCoopers LLP.  He holds a Bachelor of Science in Accounting from The Pennsylvania State University.

Martha Clark Goss.  Ms. Goss has served as a Director of Ocwen since July 2005.  Ms. Goss has served as Chief Operating and Financial Officer of Amwell Holdings, LLC and Hopewell Holdings LLC since 2003.  She previously served as Chief Financial Officer for The Capital Markets Company, a provider of e-based solutions to the global financial services and capital markets industry, and for Booz Allen & Hamilton Inc., a management consulting firm.  Ms. Goss has held various senior executive positions with Prudential Insurance Company of America and Chase Manhattan Bank, N.A.  Ms. Goss has served on the boards of Claire’s Stores, Inc., American Water, Channel Reinsurance Holding, Ltd., Foster Wheeler Ltd., Dexter Corporation, IBJ Whitehall Business Credit Corporation, Bank Leumi, USA, Allianz Life Insurance Company of New York, the Metropolitan Regional Advisory Board of Chase Manhattan Bank, and the Advisory Boards of Attensity and the McLean Group as well as the boards of various subsidiaries of The Prudential Insurance Company of America.  Ms. Goss holds a Bachelor of Arts from Brown University and a Masters of Business Administration from Harvard University.

Ronald J. Korn.  Mr. Korn has served as a Director of Ocwen since May 2003.  Mr. Korn is currently the President of Ronald Korn Consulting, which provides business and marketing services to a limited number of clients.  Mr. Korn has been Director and Chairman of the Audit Committee of PetMed Express, Inc. since 2002.  He has also served as a Director and Chairman of the Audit Committee of Comscore Networks, Inc. since October, 2005.  He was a partner and employee of KPMG, LLP from 1961 to 1991, where his client responsibilities included a number of large financial institutions and various public corporations.  He was admitted as a Certified Public Accountant in New York, Michigan and Florida, with licenses currently inactive.  He was also admitted to the New York Bar in 1966, but has never practiced law.  Mr. Korn holds a Bachelor of Science in Economics from the University of Pennsylvania, Wharton School and a Juris Doctorate from New York University Law School.

William H. Lacy.  Mr. Lacy has served as a Director of Ocwen since May 2002.  Mr. Lacy was formerly Chairman of Mortgage Guaranty Insurance Corporation and Chairman and Chief Executive Officer of MGIC Investment Corporation, Milwaukee, Wisconsin.  Both corporations are providers of private mortgage guaranty insurance and other mortgage-related services.  Mr. Lacy is also a Director of ACA Capital Holdings, Inc. and of Johnson Controls, Inc.  Mr. Lacy is Chairman of Johnson Controls’ Finance Committee and serves on Johnson Controls’ Compensation Committee.  He is also a member of ACA Capital’s Risk Management and Audit Committees.  Mr. Lacy holds a Bachelor of Arts from the School of Business at the University of Wisconsin.

W. Michael Linn.  Mr. Linn has served as a Director of Ocwen since August 2002 and became employed by the Company as Executive Vice President of Sales and Marketing on February 17, 2004.  He currently heads the Business Process Outsourcing business segment.  Prior to joining Ocwen, Mr. Linn was the Chairman and Chief Executive Officer of Max Q Technologies, Inc., Findlay, Ohio.  Prior to joining Max Q Technologies, he served as the Executive Vice President of Sales and Marketing of Solomon Software, Inc., a corporation now owned by Microsoft Corporation.  Mr. Linn currently serves on the Board of Directors of National Lime & Stone.  He holds a Bachelor of Arts and a Masters of Business Administration from Harvard University.

W. C. Martin.  Mr. Martin has served as a Director of Ocwen since July 1996.  Since 1982, Mr. Martin has been associated with Holding Capital Group and has been engaged in the acquisition and turnaround of businesses in a broad variety of industries.  Since March 1993, Mr. Martin also has served as President and Chief Executive Officer of SV Microwave, a company he formed along with other HCG investors to acquire the assets of the former Microwave Division of Solitron Devices, Inc.  In 1998, Mr. Martin became Chief Executive Officer of HCG Technologies, Inc., a holding company formed by him and HCG to acquire, fund or start technology companies.  In 1999, he became Chief Executive Officer of SV Microwave Components Group, Inc., a newly formed subsidiary of HCG Technologies, Inc. engaged in the design, production and sale of passive microwave devices.  On May 31, 2005, HCG Technologies, Inc. and its subsidiaries were sold to Amphenol Corp., and Mr. Martin continues as General Manager of the former HCG Technologies, Inc. businesses.  Prior to 1982, Mr. Martin was a Manager in Touche Ross & Company’s Management Consulting Division, and prior to that, he held positions in financial management with Chrysler Corporation.  Mr. Martin holds a Bachelor of Science in Industrial Management from LaSalle University and a Masters of Business Administration from the University of Notre Dame.

Barry N. Wish.  Mr. Wish has served as Chairman Emeritus of the Board of Directors of Ocwen since September 1996.  He previously served as Chairman of the Board of Ocwen from January 1988 to September 1996.  From 1983 to 1995, he served as a Managing General Partner of The Oxford Financial Group, which he founded.  From 1979 to 1983, he was a Managing General Partner of Walsh, Greenwood, Wish & Co., a member firm of the New York Stock Exchange.  Prior to founding that firm, Mr. Wish was a Vice President and shareholder of Kidder, Peabody & Co., Inc.  He holds a Bachelor of Science in Political Science from Bowdoin College.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Meetings of the Board of Directors

Our Board of Directors held six meetings during 2006.  None of our Directors attended fewer than 75% of either these meetings or of the number of meetings held by all committees of our Board of Directors on which he or she served during the period.  Although we do not have a formal policy regarding Director attendance at the Annual Meeting, our Directors are encouraged to attend.  All eight members of our Board of Directors attended our 2006 Annual Meeting.

Independence of Directors

Our Corporate Governance Guidelines provide that our Board of Directors must be comprised of a majority of Directors who qualify as independent directors under the listing standards of the New York Stock Exchange and applicable law.

Our Board of Directors annually reviews the direct and indirect relationships that we have with each Director.  Only those Directors who are determined by our Board of Directors to have no material relationship with Ocwen are considered independent Directors.  This determination is based in part on analysis of categorical questionnaire responses that follow the independence standards established by the New York Stock Exchange and is subject to additional qualifications prescribed under its listing standards and applicable law.  Our current Board of Directors has determined that Ms. Goss and Messrs. Korn, Lacy, Martin and Wish are independent Directors.  Specifically with regard to Mr. Wish, our Board of Directors considered his previous service as the managing General Partner of The Oxford Financial Group, the predecessor of Ocwen, and determined that such service has not impaired his independence from Ocwen and our management.  The Board of Directors also considered shares of our common stock beneficially owned by each of the Directors, as set forth under “Security Ownership of Certain Beneficial Owners and Related Shareholder Matters,” although our Board of Directors generally believes that stock ownership tends to further align a director’s interests with those of our other shareholders.  The purpose of this review was to determine whether any such transactions or relationships were inconsistent with a determination that the Director is independent.

Committees of the Board of Directors

Our Board of Directors has established an Executive Committee, an Audit Committee, a Compensation Committee and a Nomination/Governance Committee.  A brief description of these Committees is provided below.

Executive Committee.  Our Executive Committee is generally responsible to act on behalf of our Board of Directors during the intervals between meetings of our Board of Directors.  The Executive Committee approved one transaction in 2006 by unanimous written consent in lieu of a meeting.  This transaction related to the purchase of Sun Trust Bank Index-Linked Certificates of Deposit maturing March and April 2021 by Ocwen Investment Trust and was ratified by the Board of Directors at their next meeting.  On March 25, 2003, our Board of Directors authorized the Chairman and Chief Executive Officer to approve and/or to designate in writing certain individuals to approve actions that are required to be documented by counter parties, but do not require action by the Board of Directors.  Such actions would include approving, signing and executing checks and electronic funds transmissions, dissolving or merging our wholly-owned subsidiaries and performing such other ministerial actions on such terms, conditions and limits as the Chairman deems appropriate in his sole discretion.  In 2006, the Chairman approved 28 transactions in this manner on behalf of the Board of Directors.  All such approvals and designations by the Chairman were provided to the Board of Directors at or before their next meeting and ratified by the Board of Directors at the next meeting.

Audit Committee.  The Audit Committee of our Board of Directors oversees the relationship with our independent registered certified public accounting firm, reviews and advises our Board of Directors with respect to reports by our independent registered certified public accounting firm and monitors our compliance with laws and regulations applicable to our operations, including the evaluation of significant matters relating to the financial reporting process and our system of internal accounting controls and the review of the scope and results of the annual audit conducted by the independent registered certified public accounting firm.  Each member of our Audit Committee is independent as defined in regulations adopted by the Securities and Exchange Commission and the listing standards of the New York Stock Exchange.  Our Board of Directors has determined that all members of our Audit Committee are financially literate.  Further, our Board of Directors has determined that Ronald J. Korn and Martha C. Goss possess accounting or related financial management expertise within the meaning of the listing standards of the New York Stock Exchange and each qualifies as an audit committee financial expert, as that term is defined in Securities and Exchange Commission rules implementing requirements of the Sarbanes-Oxley Act of 2002.  Our Audit Committee operates under a written charter approved by our Board of Directors, a copy of which is available on our website at www.ocwen.com.  This Committee met 12 times during 2006.

Compensation Committee.  The Compensation Committee of our Board of Directors oversees our compensation and employee benefit plans and practices.  Our Compensation Committee also evaluates and makes recommendations to our Board of Directors for human resource and compensation matters relating to our Executive Officers.  The Compensation Committee reviews with the Chief Executive Officer and subsequently approves all executive compensation plans, any severance or termination arrangement, and any equity compensation plans that are not subject to shareholder approval.  The Compensation Committee also has the power to review our other compensation plans, including the goals and objectives thereof and to recommend changes to these plans to our Board of Directors.  The Committee shared jurisdiction with our full Board of Directors over the administration of and grants under the 1991 Equity Incentive Plan and will share jurisdiction with our full Board of Directors over the administration of the 2007 Equity Incentive Plan if approved by the shareholders at the Annual Meeting.  Our Compensation Committee operates under a written charter approved by our Board of Directors, a copy of which is available on our website at www.ocwen.com.  This Committee met three times during 2006.

The Compensation Committee has the authority, at our expense, to retain independent counsel or other advisers as it deems necessary in connection with its responsibilities at our expense; however the Compensation Committee did not engage an outside compensation consultant in 2006.  Certain executives are involved in the design and implementation of our executive compensation programs, including the Chief Executive Officer and Senior Vice President of Human Resources, who are typically present at Compensation Committee meetings.  These executives annually review the performance of each executive officer (other than the Chief Executive Officer whose performance is reviewed by the Compensation Committee) and present their conclusions and recommendations regarding incentive award amounts to the Compensation Committee for its consideration and approval.  The Committee can exercise its discretion in accepting, rejecting and/or modifying any such executive compensation recommendations; however, executive compensation matters are generally delegated to the Chief Executive Officer and Senior Vice President of Human Resources for development and execution.

Compensation Committee Interlocks and Insider Participation.  The members of the Compensation Committee for 2006 were Messrs. Korn, Martin and Wish.  No member of this Committee was, at any time during the 2006 fiscal year or at any other time, an officer or employee of the company, and no member had any relationship with us requiring disclosure under Item 404 of Securities and Exchange Commission Regulation S-K.  None of our executive officers has served on the board of directors or compensation committee of any other entity that has or had one or more executive officers who served as a member of our Board of Directors or our Compensation Committee during the 2006 fiscal year.

Nomination/Governance Committee.  The Nomination/Governance Committee of our Board of Directors makes recommendations to our Board of Directors of individuals qualified to serve as directors and committee members for our Board of Directors; advises our Board of Directors with respect to Board of Directors composition, procedures and committees; develops and presents our Board of Directors with a set of corporate governance principles; and oversees the evaluation of our Board of Directors and our management.  Each member of our Nomination/Governance Committee is independent as defined in the listing standards of the New York Stock Exchange.  Our Nomination/Governance Committee operates under a written charter approved by our Board of Directors, a copy of which is available on our web site at www.ocwen.com.  This Committee met three times during 2006.

It is the policy of our Nomination/Governance Committee to consider candidates for Director recommended by you, our shareholders.  In evaluating all nominees for director, our Nomination/Governance Committee takes into account the applicable requirements for directors under the Securities Exchange Act of 1934, as amended, and the listing standards of the New York Stock Exchange.  In addition, our Nomination/Governance Committee takes into account our best interests, as well as such factors as knowledge, experience, skills, expertise, diversity and the interplay of the candidate’s experience with the background of other members of our Board of Directors.  The Nomination/Governance Committee regularly assesses the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are anticipated.  Various potential candidates for director are then identified.  Candidates may come to the attention of the Nomination/Governance Committee through current Board of Directors members, professional search firms, shareholders or industry sources.  In evaluating the candidate, the Nomination/Governance Committee will consider factors other than the candidate’s qualifications, including the current composition of the Board of Directors, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees.  In connection with this evaluation, the Nomination/Governance Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Nomination/Governance Committee, and others as appropriate, interview prospective nominees.  After completing this evaluation and interview, the Nomination/Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board of Directors. The Board of Directors determines the nominees after considering the recommendation and report of the Nomination/Governance Committee.  Should you recommend a candidate for Director, our Nomination/Governance Committee would evaluate such candidate in the same manner that it evaluates any other nominee.  To date, no shareholder or group of shareholders owning more than 5% of our common stock has put forth any director nominees.

If you want to recommend persons for consideration by our Nomination/Governance Committee as nominees for election to our Board of Directors, you can do so by writing to our Secretary at Ocwen Financial Corporation, 1661 Worthington Road, Suite 100, West Palm Beach, Florida 33409.  You should provide each proposed nominee’s name, biographical data and qualifications.  Your recommendation should also include a written statement from the proposed nominee consenting to be named as a nominee and, if nominated and elected, to serve as a Director.  For consideration at the 2008 Annual Meeting, we must receive your recommendations by November 1, 2007.

Corporate Governance Guidelines

The Corporate Governance Guidelines adopted by our Board of Directors provide guidelines for us and our Board of Directors to ensure effective corporate governance.  The Corporate Governance Guidelines cover topics such as: Director qualification standards, Board of Directors and committee composition, Director responsibilities, Director access to management and independent advisors, Director compensation, Director orientation and continuing education, management succession and annual performance evaluation of the Board of Directors.

Our Nomination/Governance Committee reviews our Corporate Governance Guidelines at least once a year and, if necessary, recommends changes to our Board of Directors.  Our Corporate Governance Guidelines are available on our web site at www.ocwen.com and are available to any shareholder who requests them by writing to our Secretary at Ocwen Financial Corporation, 1661 Worthington Road, Suite 100, West Palm Beach, Florida 33409.

Executive Sessions of Non-Management Directors

Non-management Directors met in executive session without management six times during 2006.  A non-management Director presides on a rotational basis as determined by our Board of Directors at each executive session.

Communications with Directors

If you desire to contact our Board of Directors or any individual Director regarding Ocwen, you may do so by mail addressed to our Secretary at Ocwen Financial Corporation, 1661 Worthington Road, Suite 100, West Palm Beach, Florida 33409.  Communications received in writing are distributed to our Board of Directors or to individual Directors, as appropriate, depending on the facts and circumstances outlined in the communication received.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our Directors, officers and employees, as required by the New York Stock Exchange rules.  Any waivers from the Code of Business Conduct and Ethics for Directors or executive officers must be approved by our Board of Directors or a Board committee and must be promptly disclosed to you.  We have also adopted a Code of Ethics for Senior Financial Officers that applies to our Chief Executive Officer, our Chief Financial Officer and our Chief Accounting Officer.  The Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers are available on our website at www.ocwen.com and are available to any shareholder who requests a copy by writing to our Secretary at 1661 Worthington Road, Suite 100, West Palm Beach, Florida 33409.  Any amendments to the Code of Business Conduct and Ethics or the Code of Ethics for Senior Financial Officers, as well as any waivers that are required to be disclosed under the rules of the Securities and Exchange Commission or the New York Stock Exchange, will be posted on our website.

BOARD OF DIRECTORS COMPENSATION

The following table discloses compensation received by each non-management member of our Board of Directors who served as a Director during fiscal year 2006.  Our management Directors do not receive an annual retainer or any other compensation for their service on the Board of Directors.

Name	Fees Earned Or Paid in Cash	Stock Awards(1)(2)	All Other Compensation	Total

Martha Clark Goss	$37,500	$20,000	—	$57,500
Ronald J. Korn	$45,000	$20,000	—	$65,000
William H. Lacy	$37,500	$20,000	—	$57,500
W. C. Martin	$40,000	$20,000	—	$60,000
Barry N. Wish	$40,000	$20,000	—	$60,000

(1)

The number of shares issued pursuant to the Directors’ Stock Plan is based on the “fair market value” of our common stock on the date of election (or re-election) of such Director to our Board of Directors.  The term “fair market value” is defined in the Directors’ Stock Plan to mean the average of the high and low prices of the common stock as reported on the New York Stock Exchange on the relevant date.  Shares issued pursuant to the Directors’ Stock Plan are subject to forfeiture during the 12 full calendar months following election or appointment to the Board of Directors or a committee thereof, if the Director does not attend an aggregate of at least 75% of all meetings of the Board of Directors and committees thereof of which the Director is a member during such period.

(2)

In March 2005, the Board of Directors adopted a Deferred Compensation Plan for Directors, pursuant to which Directors are permitted to defer receipt of their compensation granted under the Directors’ Stock Plan.  During 2006, Ms. Goss and Mr. Wish did not elect to defer their $20,000 in equity compensation and were each issued 1,794 shares of common stock as a result.  Our remaining three non-management Directors elected to defer their $20,000 in equity compensation pursuant to the terms of the Deferred Compensation Plan.

Cash Compensation

We provide the following cash compensation to our non-management Directors:

•	an annual retainer of $35,000 paid in quarterly installments;
•	an additional $10,000 to the Audit Committee chairperson;
•	an additional $5,000 to all committee chairpersons (other than the Audit Committee chairperson); and
•	an additional $2,500 to all Audit Committee members.

Equity Compensation

We provide our non-management Directors an annual award of restricted shares of common stock with a fair market value of $20,000 pursuant to a Directors’ Stock Plan adopted by our Board of Directors and our shareholders in July 1996.  Equity compensation is paid after the annual organizational meeting of the Board of Directors, which immediately follows the annual meeting of our shareholders.

Directors’ Deferral Plan

The purpose of Deferral Plan for Directors is to provide Directors with the opportunity to defer the receipt of all or a portion of their equity compensation earned for their service as Directors.  The plan is administered by the Compensation Committee, and all Directors are eligible to participate.  Before the end of each calendar year, the Directors make an election to either receive the equity portion of their annual compensation in restricted stock or to obtain a credit to their deferral account for the number of share units equal to the number of shares of restricted stock granted to such Director.  A Director will become vested in the share units and will receive dividend equivalents to the same extent as such Director would if the original award of restricted stock was held.

Each Director electing deferral must specify the payment date at the time of election as (i) the six-month anniversary of the Director’s termination date or (ii) any other date elected by the Director which is at least two years after the last day of the year of service for which the compensation was awarded.  At least 30 days prior to payment of deferred compensation, a Director shall elect to receive such payment in the form of either (i) cash in an amount equal to the fair market value of the number of whole and fractional share units credited to the deferral account, or (ii) whole shares of common stock equal to the number of whole share units credited to the deferral account with fractional share units to be paid in cash.

Other Compensation Issues

Any Director compensation may be prorated for a Director serving less than a full one-year term, as in the case of a Director joining the Board of Directors after an annual meeting of shareholders.  Directors are reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the Board of Directors and its committees.  Directors’ compensation is subject to review and adjustment by the Board of Directors from time to time.  On March 8, 2007, the Compensation Committee approved the following adjustments to Director compensation:

•	$30,000 in restricted shares of common stock pursuant to the Directors’ Stock Plan;
•	$12,500 to the Audit Committee chairperson; and
•	$5,000 to all Audit Committee members.

These adjustments to Director compensation will become effective as of the date of the Annual Meeting of Shareholders.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The following table sets forth certain information with respect to each person who currently serves as one of our executive officers but does not serve on our Board of Directors.  Our executive officers are elected annually by our Board of Directors and generally serve at the discretion of our Board of Directors.  There are no arrangements or understandings between us and any person for election as our executive officer.  None of our Directors and/or executive officers are related to any other Directors and/or executive officer of Ocwen or any of its subsidiaries by blood, marriage or adoption.

Name	Age (1)	Position

David J. Gunter	48	Senior Vice President and Chief Financial Officer
William B. Shepro	38	President of Global Servicing Solutions LLC and Senior Vice President

(1) As of March 31, 2007

The principal occupation for the last five years, as well as certain other biographical information, for each of our executive officers that is not a Director is set forth below.

David J. Gunter.  Mr. Gunter has served as Ocwen’s Senior Vice President and Chief Financial Officer since May 2006.  From 2002 until joining Ocwen, he held the position of Senior Vice President, Corporate Finance at Equifax Inc., where he was responsible for managing Securities and Exchange Commission reporting, Sarbanes Oxley Section 404 implementation, planning analysis, realestate and procurement.  Mr. Gunter served as Chief Financial Officer for Cingular Wireless’ East Region from 2001 to 2002.  Prior to that, he held several other executive positions for BellSouth Corporate Technology from 1994 to 2001.  Mr. Gunter holds a Bachelor of Science in Accounting from Concord College and a Masters of Public Administration from West Virginia University.

William B. Shepro.  Mr. Shepro has served as President of Global Servicing Solutions, LLC, a joint venture between Ocwen Financial Corporation and Merrill Lynch, since 2003.  Mr. Shepro has served as Senior Vice President of Ocwen since 2003 where he has been responsible for Commercial Servicing, and Ocwen Recovery Group and Bankhaus Oswald Kruber KG since 2005.  Prior to becoming Senior Vice President, Mr. Shepro held the positions of Senior Manager, Director and Vice President of Commercial Servicing.  Prior to joining the Commercial Servicing segment in August 1998, Mr. Shepro was Counsel in the Ocwen Law Department.  Before joining Ocwen in August 1997, Mr. Shepro was an attorney with Willinger, Shepro, Tower and Bucci, P.C.  He holds a Bachelor of Science in Business from Skidmore College and a Juris Doctorate from the Florida State University College of Law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND RELATED SHAREHOLDER MATTERS

Beneficial Ownership of Common Stock

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the record date by:

•	each Director and named executive officer of Ocwen,

•	all Directors and named executive officers of Ocwen as a group and

•	all persons known by Ocwen to own beneficially 5% or more of the outstanding common stock or to have a Schedule 13D or Schedule 13G on file with the Securities and Exchange Commission.

The table is based upon information supplied to us by Directors, executive officers and principal shareholders and filings under the Securities Exchange Act of 1934, as amended.

Shares Beneficially Owned as of March 9, 2007 (1)

Name of Beneficial Owner:	Amount	Percent

Altus Capital, LLC (2)	3,279,407	5.19%
6120 Parkland Blvd, Suite 303
Mayfield Heights, Ohio 44124

Dimensional Fund Advisors LP (3)	3,603,389	5.72%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Perry Corp. (4)	3,613,888	5.74%
767 Fifth Avenue
New York, New York 10153

Directors and Named Executive Officers:	Amount	Percent

William C. Erbey (5)	19,507,726	30.46%
Ronald M. Faris (6)	874,115	1.37%
Martha C. Goss	4,477	*
Ronald J. Korn	5,113	*
William H. Lacy	12,579	*
W. Michael Linn (7)	248,120	*
W. C. Martin (8)	20,603	*
Barry N. Wish (9)	7,059,113	11.16%
David J. Gunter (10)	1,154	*
William B. Shepro (11)	251,004	*

All Directors and Executive Officers as a Group (10 persons)	27,984,004	42.97%

*	Less than 1%

(1)

For purposes of this table, an individual is considered the beneficial owner of shares of common stock if he or she directly or indirectly has or shares voting power or investment power, as defined in the rules promulgated under the Securities Exchange Act of 1934, as amended.  Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares.  No shares have been pledged as security by the named executive officers, directors or director nominees.

(2)

Based on information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2007, by Altus Capital, LLC.  Includes 297,207 shares as to which sole voting power and sole dispositive power is claimed.  Includes 2,982,200 shares as to which shared voting power and shared dispositive power is claimed.

(3)

Based on information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2007, by Dimensional Fund Advisors LP, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940.  Includes 3,603,389 shares as to which sole voting power and sole dispositive power is claimed.

(4)

Based on information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2007, by Perry Corp., an investment advisor registered under Section 203 of the Investment Advisors Act of 1940.  Includes 3,613,888 shares as to which sole voting power and sole dispositive power is claimed.

(5)

Includes 13,264,356 shares held by FF Plaza Partners, a Delaware partnership of which the partners are William C. Erbey, his spouse, E. Elaine Erbey and Delaware Permanent Corporation, a corporation wholly-owned by William C. Erbey.  Mr. and Mrs. William C. Erbey share voting and dispositive power with respect to the shares owned by FF Plaza Partners.  Also includes 5,409,704 shares held by Erbey Holding Corporation, a corporation wholly-owned by William C. Erbey, and 7,035 unissued shares representing the vested portion of a total award of 21,104 shares that has been approved by the Compensation Committee pursuant to the 1998 Annual Incentive Plan, as amended.  Prior to issuance, a portion of this grant may be forfeited to cover tax withholdings.  Also includes options to acquire 815,737 shares, which are exercisable on or within 60 days after March 31, 2007.  In addition, the Compensation Committee has approved an award of 102,821 options pursuant to the 2007 Equity Incentive Plan subject to shareholder approval, which are not included in this table.

(6)

Includes 16,260 shares held jointly with Mr. Faris’ spouse and 5,806 unissued shares representing the vested portion of a total award of 17,418 shares that has been approved by the Compensation Committee pursuant to the 1998 Annual Incentive Plan, as amended.  Prior to issuance, a portion of this grant may be forfeited to cover tax withholdings.  Also includes options to acquire 732,987 shares, which are exercisable on or within 60 days after March 31, 2007.  In addition, the Compensation Committee has approved an award of 84,861 options pursuant to the 2007 Equity Incentive Plan subject to shareholder approval, , which are not included in this table.

(7)

Includes 6,000 shares held by William M. Linn, II Et Al Trust, of which Mr. Linn is the custodian for his minor children, 18,000 shares held by Brown’s Valley Development, a company owned by Mr. Linn, and 2,210 unissued shares representing the vested portion of a total award of 6,629 shares that has been approved by the Compensation Committee pursuant to the 1998 Annual Incentive Plan, as amended.  Prior to issuance, a portion of this grant may be forfeited to cover tax withholdings.  Also includes options to acquire 149,180 shares, which are exercisable on or within 60 days after March 31, 2007. In addition, the Compensation Committee has approved an award of 32,296 options pursuant to the 2007 Equity Incentive Plan subject to shareholder approval, which are not included in this table.

(8)	Includes 5,110 shares held by Martin & Associates Defined Contribution Pension Plan & Trust.

(9)

Includes 6,460,178 shares held by Wishco, Inc., a corporation controlled by Barry N. Wish pursuant to his ownership of 93% of the common stock thereof; 351,940 shares held by B.N.W. Partners, a Delaware partnership of which the partners are Mr. Wish and B.N.W., Inc., a corporation wholly-owned by Mr. Wish; and 37,000 shares held by the Barry Wish Family Foundation, Inc., a charitable foundation of which Mr. Wish is a director.

(10)

Includes 1,154 unissued shares representing the vested portion of a total award of 3,461 shares that has been approved by the Compensation Committee pursuant to the 1998 Annual Incentive Plan, as amended.  Prior to issuance, a portion of this grant may be forfeited to cover tax withholdings.  In addition, the Compensation Committee has approved an award of 16,861 options pursuant to the 2007 Equity Incentive Plan subject to shareholder approval, which are not included in this table.

(11)

Includes 1,941 unissued shares representing the vested portion of a total award of 5,824 shares that has been approved by the Compensation Committee pursuant to the 1998 Annual Incentive Plan, as amended.  Prior to issuance, a portion of this grant may be forfeited to cover tax withholdings.  Also includes options to acquire 195,654 shares, which are exercisable on or within 60 days after March 31, 2007.  In addition, the Compensation Committee has approved an award of 28,376 options pursuant to the 2007 Equity Incentive Plan subject to shareholder approval, which are not included in this table.

Equity Compensation Plan Information

The following table sets forth information as of the end of the most recently completed fiscal year with respect to compensation plans under which our equity securities are authorized for issuance.  The information is split between all compensation plans previously approved by security holders and all compensation plans not previously approved by security holders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders	3,212,031	$8.42	—
Equity compensation plans not approved by security holders	—	—	—

Total	3,212,031	$8.42	—

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, Directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Executive officers, Directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely upon review of the copies of such reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% shareholders were complied with during 2006.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This section provides information regarding the following:

•	compensation programs for our Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers,
•	overall objectives of our compensation program and what it is designed to reward,
•	each element of compensation that we provide, and
•	the reasons for the compensation decisions we have made regarding these individuals.

Our named executive officers for 2006 were as follows:

Name	Position

William C. Erbey	Chairman and Chief Executive Officer
Ronald M. Faris	President
David J. Gunter	Senior Vice President and Chief Financial Officer
W. Michael Linn	Executive Vice President
William B. Shepro	President of Global Servicing Solutions LLC and Senior Vice President

Compensation Philosophy and Objectives

We believe that the most effective executive compensation program is one that aligns executives’ interests with those of the shareholders by rewarding performance that achieves or exceeds specific annual, long-term and strategic goals, with the ultimate objective of improving shareholder value.  We seek to promote individual service longevity and to provide our executives with long-term wealth accumulation opportunities, to the extent Ocwen has consistent high-level financial performance.  The Compensation Committee evaluates both performance and compensation annually to ensure that we maintain our ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies. To achieve these objectives, we believe executive compensation packages should include both cash and equity-based compensation that rewards performance as measured against established goals.

Governance

The Compensation Committee of the Board of Directors oversees our executive compensation and benefit plans and practices, while establishing management compensation policies and procedures to be reflected in the compensation program offered to our executive officers.  The Compensation Committee also evaluates and makes recommendations to the Board of Directors for human resource and compensation matters relating to our executive officers.

The Compensation Committee is comprised of three directors, Messrs. Martin, Korn and Wish, who all served throughout 2006.  The members are elected annually, and Mr. Martin serves as the chairman of the Committee.  Each member of the Compensation Committee is independent as defined in the listing standards of the New York Stock Exchange.  While we have no specific qualification requirements for members of the Compensation Committee, our members have knowledge and experience regarding compensation matters as developed through their respective business experience in both management and advisory roles, including general business management, executive compensation and employee benefits experience.  We feel that their collective achievements and knowledge provide us with extensive diversity in experience, culture and viewpoints.

The Compensation Committee operates under a written charter approved by the entire Board of Directors, a copy of which is available on our web site at www.ocwen.com.  On an annual basis, the Compensation Committee evaluates its performance under the charter to ensure that it appropriately addresses the matters that are within the scope of Committee responsibility.  When necessary, the Compensation Committee recommends amendments to its charter to the Board of Directors for approval.  The charter was last reviewed by the Compensation Committee in January 2007, and amendments were recommended to the Board of Directors for approval at their next meeting.

The Corporate Secretary develops the meeting calendar for the year based on committee member availability and other relevant events within our corporate calendar.  Compensation Committee meeting agendas are generally developed by our Corporate Secretary and our Compensation Committee Chairman.  The Compensation Committee generally meets in executive session at each scheduled meeting.  In 2006, the Compensation Committee approved the incentive compensation awards, including awards of restricted stock and stock options to eligible employees for service in 2005, as well as the compensation of the Chief Executive Officer.  Additionally, the Committee reviewed the overall performance of the Chief Executive Officer in 2005 and approved an incentive award of cash, stock options and restricted stock for his performance.  The Committee also approved the incentive compensation plan components, including the corporate scorecard setting forth the corporate key performance indicators and targeted levels of achievement for the 2006 year.   The Committee reviewed and discussed amendments to the executive compensation disclosure rules approved by the Securities and Exchange Commission, which apply to filings made after December 15, 2006.  Thus far in 2007, the Compensation Committee has reviewed the performance of the Chief Executive Officer for service in 2006, approved the incentive compensation for our executive officers, and approved the 2007 Equity Incentive Plan.

The Compensation Committee has the authority to retain independent counsel or other advisers as it deems necessary in connection with its responsibilities at our expense; however the Compensation Committee did not engage an outside compensation consultant in 2006.  The Compensation Committee may request that any of our Directors, officers or employees, or other persons attend its meetings to provide advice, counsel or pertinent information as the committee requests.

Role of Executive Officers in Compensation Decisions

Certain executives are involved in the design and implementation of our executive compensation programs, including the Chief Executive Officer and Senior Vice President of Human Resources, who are typically present at Compensation Committee meetings.  These executives annually review the performance of each executive officer (other than the Chief Executive Officer whose performance is reviewed by the Compensation Committee) and present their conclusions and recommendations regarding incentive award amounts to the Compensation Committee for its consideration and approval. The Committee can exercise its discretion in accepting, rejecting and/or modifying any such executive compensation recommendations; however, executive compensation matters are generally delegated to the Chief Executive Officer and Senior Vice President of Human Resources for development and execution.

Elements of Compensation

The current compensation package for our executive officers consists of base salary and annual incentive compensation.  This compensation structure was developed in order to provide each executive officer with a competitive salary, while emphasizing an incentive compensation element that is tied to the achievement of strategic corporate goals and initiatives as well as individual performance.  We have no employment agreements with our executive officers.  We believe that the following elements of compensation are appropriate in light of our performance, industry, current challenges and environment.

Base Salary.  Base salaries for our executive officers are established based on individual qualifications and job responsibilities, while taking into account compensation levels at similarly situated companies for similar positions.  Base salaries of the executive officers are reviewed annually during the performance review process with adjustments made based on market information, internal review of the executive officer’s compensation in relation to other officers, individual performance of the executive officer and corporate performance.  Salary levels are also considered upon a promotion or other change in job responsibility.  Salary adjustment recommendations are based on our overall performance and an analysis of compensation levels necessary to maintain and attract quality personnel.  While the Compensation Committee sets the base salary for the Chief Executive Officer, the base salaries for all other executive officers are established and reviewed by the Chief Executive Officer and the Senior Vice President of Human Resources.  In 2006, Mr. Erbey and Mr. Linn received no salary increase.  Mr. Faris and Mr. Shepro received salary increases of 4% and 5%, respectively.  Mr. Gunter was hired in May of 2006.

Annual Incentive Compensation.  Ocwen’s primary incentive compensation plan for executives is the 1998 Annual Incentive Plan, as amended, which was approved by our shareholders.  Pursuant to the plan, a participant can earn cash, restricted stock and stock option awards as determined by the Compensation Committee.  The plan provides the Compensation Committee and our management with the authority to establish incentive award guidelines, which are further discussed below.

Each executive officer has a targeted annual incentive award that is expressed as a percentage of total target compensation for each executive officer.  At the executive level in 2006, 30-65% of total target compensation was payable only upon achievement of certain minimum company and individual performance levels.  The percentage varies depending on the nature and scope of each executive officer’s responsibilities.  The table below reflects the percentage of each executive officer’s total target compensation that was allocated to base salary and incentive compensation in 2006 and each executive officer’s actual total compensation that was allocated to base salary and incentive compensation in 2006:

Name	Base Salary % of Target Total Compensation in 2006	Incentive Compensation % of Target Total Compensation in 2006	Base Salary % of Actual Total Compensation in 2006	Incentive Compensation % of Actual Total Compensation in 2006

William C. Erbey	35%	65%	26%	74%
Ronald M. Faris	40%	60%	31%	69%
David J. Gunter	60%	40%	54%	46%
W. Michael Linn	50%	50%	47%	53%
William B. Shepro	40%	60%	45%	55%

Our annual incentive-based cash and non-cash executive compensation is structured to motivate executives to achieve pre-established key performance indicators by rewarding the executives for such achievement.  This is accomplished by utilizing a balanced scorecard methodology which incorporates multiple financial and non-financial performance indicators developed through our annual strategic planning process to enhance corporate performance and long-term shareholder value.  This corporate scorecard is approved annually by the Compensation Committee and/or the full Board of Directors and is utilized as a factor by the Compensation Committee to determine the appropriate amount of incentive compensation to be paid to the Chief Executive Officer.

Our corporate scorecard for 2006 and corresponding achievement levels are detailed below:

	Achievement Levels			Level Achieved

2006 Corporate Scorecard Elements	Threshold	Target	Outstanding

Corporate Profitability

Achieving a pre-tax net income target	85% of Target	$ 42,100,000	115% of Target	Outstanding
Achieving a revenue target	—	$ 405,400,000	—	Outstanding
Achieving corporate strategic initiatives (defined below)	3 of 6 Complete	4 of 6 Complete	5 of 6 Complete	Target

Strategic Initiatives

Improving customer satisfaction	Mediation for severely delinquent customers	Final review process and approval prior to foreclosure	IVR customer survey	Outstanding
Achieving target refinance rate in refinancing business to drive pricing advantage and competitiveness in loan servicing	1.40%	1.65%	1.90%	Target
Improving asset management, Part I à Incremental target investment in assets offering superior returns	$127,500,000	$150,000,000	$172,500,000	Outstanding
Improving asset management, Part II à Reduce the average equity per UPB consumed by Residential Loan Servicing business by target percentage	17%	20%	23%	Outstanding
Achieving loan processing and securitization target revenue	$ 20,910,000	$ 24,600,000	$ 28,290,000	Below Threshold
Achieving target in loan processing and securitization net income	$ 4,250,000	$ 5,000,000	$ 5,750,000	Outstanding
Achieving channel revenue target in business process outsourcing segment	$ 11,985,000	$ 14,100,000	$ 16,215,000	Below Threshold

With regard to the Chief Executive Officer’s incentive compensation for 2006, the Compensation Committee reviewed the profitability and overall performance of the company in 2006, as well as the additional value creation for which the Chief Executive Officer was directly responsible and determined that the Chief Executive Officer achieved an Outstanding performance level overall.

The incentive awards of our other executive officers are structured so that the compensation opportunities are related to (i) the performance levels on the corporate key performance indicators and initiatives, (ii) the performance within the business or support unit, as expressed on each executive officer’s scorecard, and (iii) the performance appraisal of the executive officer.  For the 2006 service year, the applicable percentage weight assigned to each component of each executive officer’s incentive compensation is detailed below:

Name	Corporate Profitability	Corporate Strategic Initiatives	Scorecard	Performance Appraisal

Ronald M. Faris	10%	N/A	60%	30%
David J. Gunter	10%	10%	50%	30%
W. Michael Linn	10%	N/A	60%	30%
William B. Shepro	10%	N/A	60%	30%

All executive officers have 10% of their incentive compensation determined by objective performance related to the corporate profitability key performance indicator established as part of the corporate scorecard.  Support unit executives also have 10% of their incentive compensation determined by our performance related to our completion of strategic initiatives as set forth in the corporate scorecard.

The performance portion of the incentive compensation awards are also based on objective performance criteria set forth in a scorecard for each of our executive officers.  For executive officers responsible for oversight of a business unit, incentive compensation is allocated 60% to business unit performance levels set forth in the executive officer’s scorecard and actually achieved.  For executive officers that oversee a support unit, incentive compensation is allocated 50% to actual support unit performance based on the levels of achievement set forth in the executive officer’s scorecard.  The individual scorecard component is comprised of key elements of our strategic initiatives for the year related to the executive officer’s respective business or support unit.  All executive officers have 30% of their incentive compensation related to their performance appraisal for the service year.

The responsibility for achieving our key performance indicators and initiatives in our corporate scorecard cascades to our executive officers in their personal scorecards and then to all of our incentive-eligible employees in their personal scorecards.  Within this program, all other incentive-eligible employees of the organization are tied to a personal or business unit scorecard from which to measure performance against goals that are directly linked to the corporate profitability and strategy.

The components in each scorecard are weighted individually based on relevance to the ultimate financial performance of the company and achievement of the strategic initiatives.  Within each component of the scorecard, there are three established levels of achievement: Threshold, Target, and Outstanding.  Each level of achievement is tied to a relative point on a percentage scale, which indicates the executive officer’s level of goal achievement within each component of the scorecard.  Achieving the Threshold level of a goal will earn the executive officer 50% of the target incentive compensation tied to such goal; the Target level of a goal will earn the executive officer 100% of the target incentive compensation tied to such goal; and the Outstanding level of achievement will earn the executive officer 150% of the target incentive compensation tied to such goal.

The personal scorecards for our other executive officers and their corresponding levels of achievement are as follows:

Achievement Levels
		2006 Scorecard Elements				Level Achieved
Name	%		Threshold	Target	Outstanding

	50%	Achieve Business-Unit Net Income Target	$ 37,700,000	$ 44,400,000	$ 51,100,000	Outstanding

Ronald M. Faris	25%	Achieve Business-Unit Revenue Target	$336,200,000	$369,800,000	$403,400,000	Outstanding

	25%	Successfully complete two of the four strategic initiatives	1 completed	2 completed	3 completed	Outstanding

	20%	Expand advance funding and reduce overall cost of advances	Achieve $200,000,000 in additional financing capacity	Meet Threshold and drive down margin over LIBOR by average of 5 bps	Meet Target and arrange zero coupon structure	Outstanding

	20%	Expand JP Morgan Chase Syndicate and have new agreement in place by 8/31/06	Lift from $140M to $200M	Lift from $140M to $250M	Lift from $140M to $300M by 12/31/06	Outstanding

David J. Gunter	20%	Rationalize the strategic planning and budget processes	Publish 2006 budget binder	2007 Strategic Plan and Budget by 12/31	2007 Strategic Plan and Budget by 12/15	Threshold

	20%	Create a high level revenue and earnings forecasting process	12/31/06	12/15/06	12/1/06	Outstanding

	20%	Hire Chief Accounting Officer, Funds Controller, Treasury Controller	Hire Chief Accounting Officer	Fill one Controller position by 12/31/06	Fill all positions by 12/31/06	Target

	70%	Sell contracts or MOU commitments for BPO Business	$2,000,000 avg. annual billing	$3,000,000 annual billing	$4,000,000 annual billing	Outstanding

W. Michael Linn	20%	Identify a material market opportunity; obtain Channel of Distribution commitment and Channel Partner agreement on co-marketing plan with approval of product design and economics.	Q4	Q2 or Q3	Q1	Threshold

	10%	Identify and meet with opinion leaders in the mortgage industry to deliver message of Ocwen as leader in global mortgage processing outsourcing.	Q4	Q2 or Q3	Q1	Target

	50%	Achieve Business-Unit Net Income Target	$ 710,000	$ 840,000	$ 960,000	Target

William B. Shepro	25%	Achieve Business-Unit Revenue Target	$24,300,000	$28,600,000	$32,900,000	Below Threshold

	25%	Achieve Ocwen Recovery Group Revenue Target	$12,720,000	$14,130,000	$15,540,000	Below Threshold

The scorecards are communicated to all incentive-eligible employees by the Human Resource Department or the employee’s immediate supervisor and are available to employees at all times in our performance management tracking system.  Performance against such scorecards is reviewed with senior management on a quarterly basis and after the end of each year.  Annual incentive compensation is paid to our executives and other incentive-eligible employees after Compensation Committee approval following the service year associated with the incentive.

A significant percentage of total compensation is allocated to incentives as a result of the philosophy mentioned above.  While there is no pre-established policy or target for the allocation between cash and non-cash incentive compensation, we have historically awarded 50% of the incentive award in cash and the remaining 50% of the incentive award in non-cash compensation to our executive officers.  All non-cash compensation is awarded based on the fair market value of the stock or option as of the date the award is approved by the Compensation Committee.

Performance Reviews

Each of our executive officers performs a self-assessment as to his performance against his goals for the previous year.  Our Chief Executive Officer utilizes these assessments, as well as his own observations and consultations with the Senior Vice President of Human Resources, to prepare a written performance appraisal for each of the other executive officers.  He conducts performance evaluations of each of the executive officers, presents the appraisal scores to the Compensation Committee and makes recommendations as to the incentive compensation for each executive officer.  The Committee conducts an annual performance evaluation of our Chief Executive Officer and evaluates his recommendations as to other executive officers.

Setting Compensation

 Based on the performance evaluations and a review of our goals and strategic initiatives, the Committee approves and submits to the Board of Directors for approval base salary and annual incentive compensation targets and amounts for the Chief Executive Officer.  In addition, the Compensation Committee reviews management’s recommendations with regard to incentive compensation for the prior year.  The Committee’s approval generally occurs during the first quarter of the year and the Committee makes its presentation to the Board of Directors at the next regularly scheduled meeting, which occurred on March 8 and March 14, 2007 respectively for 2006 incentive compensation.  All equity awards are granted on the date the Compensation Committee approves the awards using the fair market value of the Company’s stock at the close of that business day.

Generally at the first Board of Directors meeting of the year, the Compensation Committee approves the annual incentive components including the corporate scorecard for the upcoming year.  For 2007, the key performance indicators for the company include achieving a pre-tax net income target, achievement of a revenue target and successful completion of ten strategic initiatives established to enhance long-term corporate and shareholder value.  These 2007 corporate strategic initiatives include:

•	Launching an asset management company
•	Improving financial structure and clarity with rating agencies to increase debt ratings
•	Maintain operating expense to revenue target ratio
•	Improving sigma level of customer survey
•	Improving the resolution rates for both first and second liens
•	Educating the market on a brand story that communicates our competitive strength and potential
•	Contributing to revenue lift through acquisitions and/or organic growth
•	Achieving target revenue in Refinance and Statement Marketing programs
•	Hire top tier talent to enhance modeling and analytics capabilities
•	Achieving certain investment income and funding targets

Tax Considerations

The timing of compensation decisions is driven by a variety of tax considerations.  Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the tax deduction by corporate taxpayers is limited with respect to the compensation of certain executive officers to $1 million per covered executive unless such compensation is based upon the attainment of performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation.  We obtained shareholder approval of the 1998 Annual Incentive Plan and all amendments thereto in order to qualify awards under such plans as performance-based compensation under Section 162(m) of the Code.  It is the Compensation Committee’s intention to qualify all performance-based compensation for the exclusion from the deductibility limitation of 162(m), except in situations where qualifying compensation for the exclusion would be inconsistent with our overall best interest.

In order to satisfy the deductibility requirements under Section 162(m) of the Internal Revenue Code of 1986, performance objectives must be established in the first 90 days of the performance period.  For annual incentive awards, this means performance objectives must be established no later than the end of March.  In addition, in order to avoid being considered deferred compensation under Section 409A of the Internal Revenue Code and to be deductible for the prior tax year, our annual incentive awards with respect to the prior year must be paid out by March 15.

Restrictive Covenants

All of our executive officers execute an intellectual property and non-disclosure agreement upon commencement of their employment.  This agreement requires the executive officer to hold all “confidential information” in trust for us and prohibits the executive officer from using or disclosing such confidential information except as necessary in the regular course of our business or that of our affiliates.  Other than these restrictive covenants, we generally do not have employment, non-competition, or non-solicitation agreements with our executive officers.  From time to time, we enter into separation agreements with executive officers that contain these provisions.

Stock Ownership Policies

We have not developed stock ownership or retention policies, guidelines or requirements as of yet. The Compensation Committee may consider adopting such a policy in the future for all or a select portion of our executive officers.  We maintain a management directive detailing our window period policy for directors and employees and our insider trading policy.

Equity Incentive Plan

The 2007 Equity Incentive Plan was developed by management, and the Board of Directors recommends approval by our shareholders at the Annual Meeting.  If approved by the shareholders, the plan will be administered by the Compensation Committee and authorize the grant of restricted stock, options, stock appreciation rights, stock purchase rights, or other equity-based awards to our employees.  Options granted under the plan may be either “incentive stock options” as defined in section 422 of the Internal Revenue Code, or nonqualified stock options, as determined by the Compensation Committee.

Each award granted under the plan will be evidenced by a written award agreement between the participant and us, which will describe the award and state the terms and conditions to which the award is subject.  If any shares subject to award are forfeited or if any award terminates, expires or lapses without being exercised, shares of common stock subject to such award will again be available for future grant.  In addition, any shares under the plan that are used to satisfy award obligations under the plan of another entity that is acquired by us will not count against the remaining number of shares available.

Other Compensation

The Compensation Committee’s policy with respect to other employee benefit plans is to provide benefits to our employees, including executive officers, that are comparable to benefits offered by companies of a similar size to ours.  A competitive comprehensive benefit program is essential to achieving the goal of attracting and retaining highly qualified employees.

Employment Termination

Since we have no employment agreements with our executive officers other than the restrictive covenants noted above, we handle each termination as appropriate in light of the circumstances.  Without any special agreement related to termination, an executive officer would be entitled to receive his or her base salary and applicable employee benefit plans and programs through the date of termination.  In addition, the executive officer would be entitled to retain any vested portion of prior equity awards granted through the 1998 Annual Incentive Plan, the 1991 Non-Qualified Stock Option Plan, and, if approved, the 2007 Equity Incentive Plan.  For termination not due to death, disability or retirement, the executive officer has six months in which to exercise stock options pursuant to our stock option agreements.  Otherwise, the executive officer shall be afforded the time permitted in the original grant.  Any portion of an equity award not vested, will be forfeited in either circumstance unless alternate arrangements are made.

Severance Benefits

We do not have a formal severance plan or policy.  When an executive officer separates from the company as a result of a reduction in work force, we typically provide the executive with two months salary for each year of service to the company up to a maximum of six months salary in exchange for a separation agreement.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table discloses compensation received by our Chief Executive Officer, our Chief Financial Officer and our other most highly compensated executive officers for fiscal year 2006.

Name and Principal Position	Year	Salary (1)	Stock Awards (2)	Option Awards(3)	Non-Equity Incentive Plan Compen- sation(4)	All Other Compen- sation (5)		Total

William C. Erbey	2006	$360,000	$105,723	$206,629	$501,429	$41,911	(6)	$1,215,692
Chairman of the Board &
Chief Executive Officer
Ronald M. Faris	2006	$367,882	$87,697	$188,610	$413,842	$4,400		$1,062,431
President
David J. Gunter	2006	$201,923	—	—	$82,226	—		$284,149
Chief Financial Officer &
Senior Vice President
W. Michael Linn	2006	$280,000	$48,566	$53,225	$157,500	$4,400		$543,691
Executive Vice President
Robert J. Leist, Jr. (7)	2006	$234,390	$19,256	$35,746	—	$4,400		$293,792
Senior Vice President
William B. Shepro	2006	$215,408	$68,508	$115,837	$138,381	$34,025	(8)	$572,159
President of Global
Servicing Solutions, LLC

(1)	Represents amounts paid in corresponding year.

(2)

Consists of compensation cost recognized in the financial statements with respect to awards granted in previous fiscal years in accordance with Statement of Financial Accounting Standards No. 123(R) (“FAS 123(R)”) except that the estimate of forfeitures related to service-based vesting conditions has been disregarded.  Under FAS 123(R), our compensation cost relating to a restricted stock or stock option award is generally computed over the period of time in which the named executive officer is required to provide service to us in exchange for the award.  A total of 54,436 shares of restricted stock for 2006 were granted by the Compensation Committee to the executive officers in the first quarter of 2007, and are not reflected in this table as we have not recognized any compensation cost for these awards under FAS 123(R).

(3)

Consists of compensation cost recognized in the financial statements with respect to awards granted in previous fiscal years in accordance with FAS 123(R) except that the estimate of forfeitures related to service-based vesting conditions has been disregarded.  For more information about the assumptions used to determine the cost of these awards, see Note 1. “Summary of Significant Accounting Policies—Stock-Based Compensation” to our consolidated financial statements as set forth in our Form 10-K for the fiscal year ended December 31, 2006.  A total of 265,215 option awards to the executive officers were approved by the Compensation Committee for 2006 in the first quarter of 2007, subject to shareholder approval of the 2007 Equity Incentive Plan, and are not included in this table as we have not recognized any compensation cost for these awards under FAS 123(R).

(4)	Consists of cash portion of incentive compensation bonus awarded pursuant to our 1998 Annual Incentive Plan in the first quarter of the year following the year in which services are rendered.

(5)	Consists of contributions by Ocwen pursuant to Ocwen’s 401(k) Savings Plan for each executive officer, salary adjustments and relocation expenses as detailed below.

(6)	Includes $37,511 in expenses related to Mr. Erbey’s relocation to our Atlanta, Georgia office.

(7)	Mr. Leist served as the Principal Financial Officer of Ocwen until May 11, 2006.

(8)	Includes $29,625 in expenses related to Mr. Shepro’s relocation to our Atlanta, Georgia office and family travel expenses related to Mr. Shepro’s work obligations in Mainz, Germany during 2006.

We have no employment agreements with our named executive officers.  For more information about the elements of the compensation paid to our named executive officers, see Compensation Discussion and Analysis above.

Grants of Plan Based Awards for 2006

The following table provides information related to non-equity incentive compensation pursuant to our 1998 Annual Incentive Plan for services rendered in fiscal year 2006 by the individuals named in the Summary Compensation Table.

								Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)

Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum

William C. Erbey	—	$167,143	$334,286	$501,429	—	—	—	—	—
Ronald M. Faris	—	$137,947	$275,895	$413,842	—	—	—	—	—
David J. Gunter	—	$33,562	$67,123	$100,685	—	—	—	—	—
W. Michael Linn	—	$70,000	$140,000	$210,000	—	—	—	—	—
Robert J. Leist, Jr.	—	$39,065	$78,130	$117,195	—	—	—	—	—
William B. Shepro	—	$83,867	$167,734	$251,601	—	—	—	—	—

(1)

These figures represent the potential non-equity compensation that may have been earned by each respective executive officer in 2006 under the different achievement levels presented on their personal scorecards, which are more fully discussed in our Compensation Discussion and Analysis.  Under our current compensation structure, all non-equity incentive compensation is paid to the executive officer in the first quarter of the year following the year in which service was rendered.  The actual amount of non-equity incentive compensation that was paid to our named executive officers in 2006 is set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.

(2)

Although the Compensation Committee approved grants of equity compensation to our executive officers for service in 2006, these awards remain subject to shareholder approval.  Pursuant to Securities and Exchange Commission guidance, these awards are not reflected in this table as no compensation cost was recognized in the financial statements for 2006 pursuant to FAS 123(R).  A total of 54,436 shares of restricted stock and 265,215 option awards (subject to shareholder approval of the 2007 Equity Incentive Plan) were granted to the executive officers in the first quarter of 2007 by the Compensation Committee for service in 2006 and are not reflected on this table.  If the 2007 Equity Incentive Plan is approved by our stockholders at the Annual Meeting, these awards will be reported in this table in our proxy statement for our 2008 Annual Meeting of Shareholders.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding outstanding equity awards at December 31, 2006 for the individuals named in the Summary Compensation Table.

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercis-able	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested

William C. Erbey	235,756	—	—	$20.35000	01/31/08	4,793	$76,017	4,793	$76,017
	14,143	—	—	$12.31250	01/31/09	13,945	$221,168	13,945	$221,168
	34,549	—	—	$6.25000	01/31/10	—	—	—	—
	197,537	—	—	$4.08625	01/31/11	—	—	—	—
	141,475	—	—	$5.78900	01/31/12	—	—	—	—
	67,750	16,938	16,938	$1.87000	01/31/13	—	—	—	—
	38,207	25,472	25,472	$6.18000	01/31/14	—	—	—	—
	19,149	28,723	28,723	$6.57000	01/31/15	—	—	—	—
	13,961	55,844	55,844	$6.10000	01/31/16	—	—	—	—
Ronald M. Faris	39,293	—	—	$20.35000	01/31/08	3,734	$59,221	3,734	$59,221
	11,524	—	—	$12.31250	01/31/09	12,087	$191,700	12,087	$191,700
	30,184	—	—	$6.25000	01/31/10	—	—	—	—
	152,409	—	—	$4.08625	01/31/11	—	—	—	—
	200,000	—	—	$12.55000	10/31/11	—	—	—	—
	119,981	—	—	$5.78900	01/31/12	—	—	—	—
	63,562	15,891	15,891	$1.87000	01/31/13	—	—	—	—
	40,170	26,780	26,780	$6.18000	01/31/14	—	—	—	—
	14,920	22,381	22,381	$6.57000	01/31/15	—	—	—	—
	12,101	48,403	48,403	$6.10000	01/31/16	—	—	—	—
W. Michael Linn	80,000	120,000	—	$10.60000	03/08/14	4,086	$64,804	4,086	$64,804
	16,324	24,486	24,486	$6.57000	01/31/15	2,345	$37,192	2,345	$37,192
	2,347	9,389	9,389	$6.10000	01/31/16	—	—	—	—
David J. Gunter	—	—	—	—	—	—	—	—	—
Robert J. Leist, Jr.	—	2,328	2,328	$1.87000	01/31/13	906	$14,369	906	$14,369
	—	4,420	4,420	$6.18000	01/31/14	2,467	$39,127	2,467	$39,127
	—	5,435	5,435	$6.57000	01/31/15	—	—	—	—
	—	9,878	9,878	$6.10000	01/31/16	—	—	—	—
William B. Shepro	2,632	—	—	$6.25000	01/31/10	3,619	$57,397	3,619	$57,397
	34,136	—	—	$4.08625	01/31/11	7,928	$125,738	7,928	$125,738
	40,000	—	—	$12.55000	10/31/11	—	—	—	—
	34,326	—	—	$5.78900	01/31/12	—	—	—	—
	16,070	7,018	7,018	$1.87000	01/31/13	—	—	—	—
	17,930	11,953	11,953	$6.18000	01/31/14	—	—	—	—
	14,461	21,691	21,691	$6.57000	01/31/15	—	—	—	—
	7,937	31,750	31,750	$6.10000	01/31/16	—	—	—	—

Option Exercises and Stock Vested

The following table provides information relating to the amounts realized on the exercise of options and the vesting of restricted stock during fiscal year 2006 for the individuals named in the Summary Compensation Table.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting

William C. Erbey	231,580	$1,117,374	18,135	$179,621
Ronald M. Faris	21,052	$73,577	16,474	$163,295
W. Michael Linn	—	—	5,257	$52,434
David J. Gunter	—	—	—	—
Robert J. Leist, Jr.	28,821	$282,700	3,245	$32,147
William B. Shepro	—	—	10,573	$104,766

Report of the Compensation Committee

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis included on pages 15 through 23 of this proxy statement with management.

Based on the review and discussion, the Compensation Committee recommends to the Board of Directors that the Compensation Discussion and Analysis be included in Ocwen’s annual report on Form 10-K for the year ended December 31, 2006 and in this proxy statement.

Compensation Committee:
March 14, 2007	W. C. Martin, Chairman
Ronald J. Korn, Director
Barry N. Wish, Director

APPROVE 2007 EQUITY INCENTIVE PLAN
(Proposal Two)

On January 30, 2007, our Board of Directors adopted, subject to your approval, the 2007 Equity Incentive Plan to replace the 1991 Non-Qualified Stock Option Plan for future grants.  The Board of Directors recommends that you approve the new plan, as it encourages eligible employees to apply their best efforts toward our success.  We are also able to use the plan to attract talented persons to join our company and retain existing eligible employees.

The proposed plan is attached as Appendix A to this proxy statement.  The following is a summary of the main features of this new plan.  We encourage you to read the full text of the plan before voting.

Summary of the 2007 Equity Incentive Plan

The purposes of the Equity Incentive Plan are to attract, to retain and to motivate employees of outstanding ability, and to align their interests with those of our shareholders.  The aggregate number of shares of our common stock that may be issued under the Equity Incentive Plan is 20,000,000 shares, subject to proportionate adjustment in the event of stock splits and similar events.

Administration

The Equity Incentive Plan will be administered by the Compensation Committee of the Board of Directors consisting of at least three Directors.  Each member of the committee must be an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and an “independent” director under the rules of the New York Stock Exchange.  The committee has full authority, in its discretion, to interpret the Equity Incentive Plan and to determine the persons who will receive awards and the number of shares to be covered by each award.  It is expected that all employees will be eligible for participation under the Equity Incentive Plan.

Stock Options

The Equity Incentive Plan provides for the grant of stock options.  A stock option becomes exercisable at such time or times and/or upon the occurrence of such event or events as the Compensation Committee may determine.  No stock option may be exercised after the expiration of ten years from the date of grant.

The option price for each stock option will be payable to us in full in cash at the time of exercise.  No stock option granted under the Equity Incentive Plan is transferable other than by will or by the laws of descent and distribution, and a stock option may be exercised during an optionee’s lifetime only by the optionee.  Subject to the foregoing and the other provisions of the Equity Incentive Plan, stock options granted under the Equity Incentive Plan to participants may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Compensation Committee.

The following table provides information relating to the awards that have been approved by the Compensation Committee, but are subject to shareholder approval of the 2007 Equity Incentive Plan.

	Option Awards

Name and Principal Position	Award Subject to Shareholder Approval of Plan	Value of Award Subject to Shareholder Approval of Plan (1)

William C. Erbey
Chairman of the Board & Chief Executive Officer	102,821	—
Ronald M. Faris
President	84,861	—
David J. Gunter
Chief Financial Officer & Senior Vice President	16,861	—
W. Michael Linn
Executive Vice President	32,296	—
Robert J. Leist, Jr.
Senior Vice President	—	—
William B. Shepro
President of Global Servicing Solutions, LLC	28,376	—
Executive Officers	265,215	—
Non-Executive Officer Directors	—	—
Non-Executive Officer Employee Group	210,784	—

(1)

The option awards approved by the Compensation Committee in the first quarter of 2007 for service in 2006 are not deemed to be granted under the provisions of FAS 123(R) until shareholder approval is obtained at the Annual Meeting of Shareholders on May 10, 2007.  Therefore, the grant-date fair value of the options, which is the basis for measuring the compensation cost to be recognized in the financial statements, cannot be determined at this time.

Restricted Stock

Restricted shares of our common stock awarded by the Compensation Committee will be subject to such restrictions (which may include restrictions on the right to transfer or encumber the shares while subject to restriction) as the Compensation Committee may impose and will be subject to forfeiture in whole or in part if certain events (which may, in the discretion of the Committee, include termination of employment and/or performance-based events) specified by the Committee occur prior to the lapse of the restrictions.  The restricted stock agreement between us and the awardee will set forth the number of shares of restricted stock awarded to the awardee, the restrictions imposed thereon, the duration of such restrictions, the events the occurrence of which would cause a forfeiture of the restricted stock in whole or in part and such other terms and conditions as the Compensation Committee in its discretion deems appropriate.

Other Equity-based Awards

The Compensation Committee shall be authorized, subject to limitations under applicable law, to grant to eligible employees, in lieu of salary or cash bonus, such other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed by the Committee to be consistent with the purposes of the Equity Incentive Plan, including, without limitation, purchase rights, appreciation rights, shares of common stock awarded without restrictions or conditions, convertible securities, exchangeable securities or other rights convertible or exchangeable into shares of common stock, as the Compensation Committee in its discretion may determine.

The Compensation Committee shall determine the terms and conditions of other stock-based awards. Any shares of common stock or securities delivered pursuant to a purchase right granted under the Equity Incentive Plan shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, shares of common stock, or other property or any combination thereof, as the Compensation Committee shall determine. However, the value of such consideration shall not be less than the fair market value of such shares of common stock or other securities on the date of grant of the purchase right. Appreciation rights may not be granted at a price less than the fair market value of the underlying shares on the date of grant.

Miscellaneous

Except to the extent otherwise determined by the Compensation Committee, no award and no rights or interests therein shall be assignable or transferable by a participant otherwise than by will or the laws of descent and distribution, and any stock option or other right to purchase or to acquire shares of common stock granted to a participant under the Equity Incentive Plan shall be exercisable during the participant’s lifetime only by such participant.

The Board of Directors may amend, suspend or terminate the Equity Incentive Plan at any time without shareholder approval except to the extent that shareholder approval is required by law or stock exchange rules or if the amendment, alteration or other change materially increases the benefits accruing to participants, increases the number of shares available under the Equity Incentive Plan or modifies the requirements for participation under the Equity Incentive Plan or if the Board of Directors determines that shareholder approval is advisable. Without the consent of the participant, no amendment, suspension or termination of the Equity Incentive Plan or any award may materially and adversely affect the rights of such participant under any previously granted award.

New Plan Benefits

Except for the awards already approved by the Compensation Committee set forth in the table above, the actual amount of awards to be received by or allocated to participants or groups under the Equity Incentive Plan is not determinable in advance because the selection of participants who receive awards under the Equity Incentive Plan, and the size and type of awards, are generally determined by the Compensation Committee in its discretion.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” APPROVAL OF THE 2007 EQUITY INCENTIVE PLAN.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM
(Proposal Three)

The Audit Committee of our Board of Directors has appointed PricewaterhouseCoopers LLP, independent registered certified public accountants, to be our independent registered certified public accounting firm for the year ending December 31, 2007 and has further directed that such appointment be submitted for ratification by our shareholders at the Annual Meeting.  Although shareholder ratification of the Audit Committee’s action in this respect is not required, the Audit Committee considers it desirable for shareholders to ratify such appointment. If the shareholders do not ratify the appointment of PricewaterhouseCoopers LLP, the engagement of independent auditors will be reevaluated by the Audit Committee.

Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from you.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR 2007.

Report of the Audit Committee

The Audit Committee of the Board of Directors has:

•	Reviewed and discussed with management Ocwen’s audited financial statements as of and for the year ended December 31, 2006;

•

Discussed with PricewaterhouseCoopers LLP, Ocwen’s independent registered certified public accounting firm, the matters required to be discussed by Statement on Auditing Standards No.  61, “Communication with Audit Committees;” and

•

Received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board’s Independence Standard No.  1, “Independence Discussions with Audit Committees” and discussed with PricewaterhouseCoopers LLP their independence.

In reliance on the review and discussion referred to above, the Committee recommends to the Board of Directors that the audited financial statements be included in Ocwen’s annual report on Form 10-K for the year ended December 31, 2006.

Audit Committee:
March 14, 2007	Ronald J. Korn, Chairman
Martha C. Goss, Director
William H. Lacy, Director

PricewaterhouseCoopers LLP Fees

The following table shows the aggregate fees billed to Ocwen for professional services by PricewaterhouseCoopers LLP for fiscal years 2006 and 2005:

	2006	2005

Audit Fees	$2,223,546	$2,402,629
Audit Related Fees	171,066	379,117
Tax Fees	42,000	84,959
All Other Fees	8,130	6,000

Total	$2,444,742	$2,872,705

Audit Fees.  This category includes the aggregate fees billed for professional services rendered for the audits of Ocwen’s consolidated financial statements for fiscal years 2006 and 2005, for the reviews of the financial statements included in Ocwen’s quarterly reports on Form 10-Q during fiscal years 2006 and 2005 and for services that are normally provided by the independent registered certified public accounting firm in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees.  This category includes the aggregate fees billed in each of the last two fiscal years for assurance and related services by the independent registered certified public accounting firm that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees” and generally consist of fees for other attest engagements under professional auditing standards, internal control-related matters, audits of employee benefit plans and due diligence.

Tax Fees.  This category includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by the independent registered certified public accounting firm for tax compliance, tax planning and tax advice.  Of these amounts, $42,000 and $75,309 were related to tax compliance services for 2006 and 2005, respectively.

All Other Fees.  This category includes the aggregate fees billed in each of the last two fiscal years for products and services provided by the independent registered certified public accounting firm that are not reported above under “Audit Fees,” “Audit-Related Fees” or “Tax Fees.”

The Audit Committee considered the compatibility of the non-audit-related services provided by and fees paid to PricewaterhouseCoopers LLP in 2006 and the proposed services for 2007 and determined that such services and fees are compatible with the independence of PricewaterhouseCoopers LLP.

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered certified public accounting firm in order to assure that the provision of such services does not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  In 2006, less than 1% of the fees associated with the independent registered public accounting firm services were not pre-approved by the Audit Committee.

Audit Committee Pre-Approval Policy, Adopted December 11, 2006

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

BUSINESS RELATIONSHIPS AND RELATED TRANSACTIONS

The Board has adopted a policy and procedure for review, approval and monitoring of transactions involving Ocwen and related persons (directors and executive officers or their immediate family members, or shareholders owning five percent or greater of the company’s outstanding stock) within our written Code of Business Conduct and Ethics, which is available at www.ocwen.com.  The policy and procedure is not limited to related person transactions that meet the threshold for disclosure under the relevant Securities and Exchange Commission, as it broadly covers any situation in which a conflict of interest may arise.

Any situation that potentially qualifies as a conflict of interest is to be immediately disclosed to the Compliance Officer and/or the General Counsel to assess the nature and extent of any concern, as well as the appropriate next steps.  The Compliance Officer and/or the General Counsel will notify the Chairman of the Board if any such situation requires approval of the Board.  Related persons are required to obtain the prior written approval of the Audit Committee of the Board of Directors before participating in any transaction or situation that may pose a conflict of interest.  In considering a transaction, the Audit Committee will consider all relevant factors, including (i) whether the transaction is in the best interests of Ocwen; (ii) alternatives to the related person transaction; (iii) whether the transaction is on terms comparable to those available to third parties; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (v) the overall fairness of the transaction to Ocwen.  The Committee will periodically monitor any approved transactions to ensure that there are no changed circumstances that would render it advisable for the Company to amend or terminate the transaction.

The only related person transaction during the last fiscal year was the execution of a Stock Purchase Agreement between Ocwen and Wishco, Inc. in May of 2006.  Wishco is a holding company controlled by Barry N. Wish pursuant to his ownership of 93% of Wishco’s common stock.  Mr. Wish is the Chairman Emeritus and a Director of Ocwen.  Pursuant to the terms of the Stock Purchase Agreement, Ocwen purchased 1,000,000 shares of its common stock owned by Wishco at a price of $11.00 per share.  The aggregate purchase price for the shares was paid on May 9, 2006, in accordance with the terms of the Stock Repurchase Agreement.  The proposed transaction was brought to the attention of the General Counsel, who consulted with the Chairman of the Board and obtained advice of outside counsel.  The Chairman informed the Board of the proposed transaction, which was unanimously adopted by the Board on May 4, 2006 with Mr. Wish abstaining from the vote.

SHAREHOLDER PROPOSALS

Any proposal which a shareholder desires to have included in our proxy materials relating to our next Annual Meeting of Shareholders, which is scheduled to be held on May 8, 2008, must be received at our executive offices no later than November 1, 2007.  All shareholder proposals for the 2008 Annual Meeting should be directed to our Secretary at Ocwen Financial Corporation, 1661 Worthington Road, Suite 100, West Palm Beach, Florida 33409.  We recommend that you send any shareholder proposal by certified mail, return-receipt requested.

For any proposal that is not submitted for inclusion in the 2008 proxy statement, but is instead sought to be presented directly at the 2008 Annual Meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if we:

(1)

receive notice of the proposal before the close of business on February 8, 2008 and advise shareholders in the 2008 proxy statement about the nature of the matter and how management intends to vote on such matter; or

(2)	do not receive notice of the proposal prior to the close of business on February 8, 2008.

Notice of intent to present a proposal at the 2008 Annual Meeting should be directed to our Secretary at Ocwen Financial Corporation, 1661 Worthington Road, Suite 100, West Palm Beach, Florida 33409.

We did not receive notice of any shareholder proposals relating to the 2007 Annual Meeting.  At the 2007 Annual Meeting, our management may exercise discretionary authority when voting on any properly presented shareholder proposal that is not included as an agenda item in this proxy statement.

ANNUAL REPORTS

A copy of our annual report to shareholders on Form 10-K for the year ended December 31, 2006 was mailed to shareholders of record as of March 9, 2007 on or about March 31, 2007.  The annual report is not part of the proxy solicitation materials and can be found on our website www.ocwen.com under Shareholder Relations.

We will furnish without charge to each person whose proxy is solicited and to each person who represents that as of the record date for the meeting he or she was a beneficial owner of shares entitled to vote at the meeting, on written request, a copy of our annual report on Form 10-K for the year ended December 31, 2006, required to be filed by us with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.  Such requests should be directed to Shareholder Relations, Ocwen Financial Corporation, 1661 Worthington Road, Suite 100, West Palm Beach, Florida 33409.

OTHER MATTERS

Proxies will be solicited on behalf of the Board of Directors by mail or electronic means, and we will pay the solicitation costs.  Copies of the annual report for 2006 and this proxy statement will be supplied to brokers, dealers, banks and voting trustees, or their nominees, for the purpose of soliciting proxies from beneficial owners.  In addition to solicitations by mail or electronic means, our Directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

The shares represented by all valid proxies received by phone, by Internet or by mail will be voted in the manner specified. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted: (1) for the nominees for director named earlier in this proxy statement; (2) for the approval of the 2007 Equity Incentive Plan; and (3) for the ratification of the selection of the independent auditor.  Should any matter not described above be properly presented at the meeting, the persons named in the proxy form will vote in accordance with their judgment.

If you are the beneficial owner, but not the record holder, of shares of our common stock, your broker, bank or other nominee may only deliver one copy of this proxy statement and our 2006 annual report to multiple shareholders who share an address unless that nominee has received contrary instructions from one or more of the shareholders. Shareholders at an address to which a single copy of this proxy statement and our 2006 annual report was sent, may request a separate copy by contacting Shareholder Relations, Ocwen Financial Corporation, 1661 Worthington Road, Suite 100, West Palm Beach, Florida 33409.  Beneficial owners sharing an address who are receiving multiple copies and who wish to receive a single copy of materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareowners at the shared address.

This proxy statement and our 2006 annual report may be viewed online at www.ocwen.com under Shareholder Relations.  If you are a shareholder of record, you can elect to access future annual reports and proxy statements electronically by following the instructions provided if you vote by Internet or by telephone. If you choose this option, you will receive a proxy form in mid-March listing the website locations and your choice will remain in effect until you notify us by mail that you wish to resume mail delivery of these documents. If you hold your common stock through a bank, broker or another holder of record, refer to the information provided by that entity for instructions on how to elect this option.

APPENDIX A

2007 EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE

1.01

The purpose of the 2007 Equity Incentive Plan (the “Plan”) is to assist Ocwen Financial Corporation (the “Corporation”) in attracting, retaining and motivating employees of outstanding ability and to align their interests with those of the shareholders of the Corporation.

SECTION 2. DEFINITIONS; CONSTRUCTION

2.01	Definitions. In addition to the terms defined elsewhere in the Plan, the following terms as used in the Plan shall have the following meanings when used with initial capital letters:

	2.01.1	“Award” means any Option, Restricted Stock, Performance Award or Other Stock-Based Award, or any other right or interest relating to Shares granted under the Plan.

	2.01.2	“Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.

	2.01.3	“Board” means the Corporation’s Board of Directors.

2.01.4

“Code” means the Internal Revenue Code of 1986, as amended from time to time, together with rules, regulations and interpretations promulgated thereunder. References to particular sections of the Code shall include any successor provisions.

2.01.5

“Change of Control” shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not the Corporation is then subject to such reporting requirement.

2.01.6

“Committee” means, (a) with respect to Participants who are employees and other service providers, the Compensation Committee or such other committee of the Board as may be designated by the Board to administer the Plan, as referred to in Section 3.01 hereof, consisting of at least three members of the Board; provided however, that any member of the Committee participating in the taking of any action under the Plan shall qualify as (1) an “outside director” as then defined under Section 162(m) of the Code or any successor provision, (2) a “non-employee director” as then defined under Rule 16b-3 or any successor rule and (3) an “independent” director under the rules of the New York Stock Exchange, or (b) with respect to Participants who are non-employee directors, the Board.

2.01.7

“Common Stock” means shares of the common stock, par value $1.00 per share, and such other securities of the Corporation or other corporation or entity as may be substituted for Shares pursuant to Section 8.01 hereof.

	2.01.8	“Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code.

	2.01.9	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.01.10

“Fair Market Value” of shares of any stock, including but not limited to Common Stock, or units of any other securities (herein “shares”), shall be the mean between the highest and lowest sales prices per share for the date(s) as established by the Board as of which Fair Market Value is to be determined in the principal market in which such shares are traded, as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon). If the Fair Market Value of shares on any date(s) cannot be determined on the basis set forth in the preceding sentence, or if a determination is required as to the Fair Market Value on any date of property other than shares, the Committee shall in good faith determine the Fair Market Value of such shares or other property on such date(s). Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

	2.01.11	“Option” means a right, granted under Section 6.02 hereof, to purchase Shares at a specified price during specified time periods.

2.01.12

“Other Stock-Based Award” means an Award, granted under Section 6.05 hereof, that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares.

	2.01.13	“Participant” means an employee of the Corporation or any Subsidiary or affiliate, including, but not limited to, a Covered Employee, who is granted an Award under the Plan.

	2.01.14	“Performance Award,” “Performance Goal” and “Performance Period” shall have the meanings provided in Section 6.04.

	2.01.15	“Restricted Stock” means Shares, granted under Section 6.03 hereof, that are subject to certain restrictions.

2.01.16

“Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor to such Rule promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

	2.01.17	“Shares” means the common stock of the Corporation, par value $1.00 per share, and such other securities of the Corporation as may be substituted for Shares pursuant to Section 8.01 hereof.

2.01.18

“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Corporation, if each of the corporations other than the last corporation in the chain owns stock possessing at least 50% of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.02	Construction. For purposes of the Plan, the following rules of construction shall apply:

	2.02.1	The word “or” is disjunctive but not necessarily exclusive.

2.02.2

Words in the singular include the plural; words in the plural include the singular; words in the neuter gender include the masculine and feminine genders, and words in the masculine or feminine gender include the other and neuter genders.

SECTION 3. ADMINISTRATION

3.01

The Plan shall be administered by the Committee. References hereinafter to the Committee shall mean the Compensation Committee of the Board (or other appointed committee) with respect to employee Participants.  The Committee shall have complete, full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

	(i)	to designate Participants;

	(ii)	to determine the type or types of Awards to be granted to each Participant;

(iii)

to determine the number of Awards to be granted, the number of Shares or amount of cash or other property to which an Award will relate, the terms and conditions of any Award (including, but not limited to, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for lapse of limitations, forfeiture restrictions or restrictions on exercisability or transferability, and accelerations or waivers thereof, including in the case of a Change of Control based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(iv)

to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited, exchanged or surrendered;

	(v)	to interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

	(vi)	to prescribe the form of each Award Agreement, which need not be identical for each Participant;

	(vii)	to adopt, amend, suspend, waive and rescind such rules and regulations as the Committee may deem necessary or advisable to administer the Plan;

(viii)

to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, any Award Agreement or other instrument entered into or Award made under the Plan;

	(ix)	to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan; and

(x)

to make such filings and take such actions as may be required from time to time by appropriate state, regulatory and governmental agencies.  Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Corporation, Subsidiaries, Participants, any Person claiming any rights under the Plan from or through any Participants. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers, managers and/or agents of the Corporation or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative and other functions under the Plan. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by an officer, manager or other employee of the Corporation or a Subsidiary, the Corporation’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation and/or Committee to assist in the administration of the Plan.

SECTION 4. SHARES SUBJECT TO THE PLAN

4.01

The maximum net number of Shares which may be issued and in respect of which Awards may be granted under the Plan shall be limited to 20,000,000 shares of Common Stock, subject to adjustment as provided in Section 8.01, which may be used for all forms of Awards. Each Share issued under the Plan pursuant to an Award other than a stock option or other purchase right in which the Participant pays the Fair Market Value for such Share measured as of the grant date, or appreciation right which is based upon the Fair Market Value of a Share as of the grant date, shall reduce the number of available Shares by 1.42.

For purposes of this Section 4.01, the number of Shares to which an Award relates shall be counted against the number of Shares available under the Plan at the time of grant of the Award, unless such number of Shares cannot be determined at that time, in which case the number of Shares actually distributed pursuant to the Award shall be counted against the number of Shares available under the Plan at the time of distribution; provided, however, that Awards related to or retroactively added to, or granted in tandem with, substituted for or converted into, other Awards shall be counted or not counted against the number of Shares reserved and available under the Plan in accordance with procedures adopted by the Committee so as to ensure appropriate counting but avoid double counting.

If any Shares to which an Award relates are forfeited or the Award otherwise terminates without payment being made to the Participant in the form of Shares or if payment is made to the Participant in the form of cash, cash equivalents or other property other than Shares, any Shares counted against the number of Shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination or alternative payment, again be available for Awards under the Plan. If the exercise price of an Award is paid by delivering to the Corporation Shares previously owned by the Participant or if Shares are delivered or withheld for purposes of satisfying a tax withholding obligation, the number of Shares covered by the Award equal to the number of Shares so delivered or withheld shall, however, be counted against the number of Shares granted and shall not again be available for Awards under the Plan. Any Shares distributed pursuant to an Award may consist, in whole or part, of authorized and unissued Shares, including Shares repurchased by the Corporation for purposes of the Plan.

SECTION 5. ELIGIBILITY

5.01	Awards may be granted only to individuals who are employees of the Corporation or any Subsidiary or affiliate.

SECTION 6. SPECIFIC TERMS OF AWARDS

6.01

General. Subject to the terms of the Plan and any applicable Award Agreement, Awards may be granted as set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to the terms of Section 9.01), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including separate escrow provisions and terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant. Except as required by applicable law, Awards may be granted for no consideration other than prior and/or future services.

6.02	Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i) Exercise Price. The criteria for determining the exercise price per Share of an Option shall be determined and such price shall be established by the Committee prior to each grant.

(ii)

Option Term. The term of each Option shall be determined by the Committee, except that no Option shall be exercisable after the expiration of ten years from the date of grant. The Option shall be evidenced by a form of written Award Agreement, and subject to the terms thereof.

(iii)

Times and Methods of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which the exercise price may be paid or deemed to be paid, and the form of such payment, including, without limitation, cash, Shares, or other property or any combination thereof, having a Fair Market Value on the date of exercise equal to the exercise price, provided, however, that (1) in the case of a Participant who is at the time of exercise subject to Section 16 of the Exchange Act, any portion of the exercise price representing a fraction of a Share shall in any event be paid in cash or in property other than any equity security (as defined by the Exchange Act) of the Corporation and (2) except as otherwise determined by the Committee, in its discretion, at the time the Option is granted, no shares which have been held for less than six months may be delivered in payment of the exercise price of an Option.  Delivery of Shares in payment of the exercise price of an Option, if authorized by the Committee, may be accomplished through the effective transfer to the Corporation of Shares held by a broker or other agent.

Unless otherwise determined by the Committee, the Corporation will also cooperate with any person exercising an Option who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares received upon exercise of the Option are sold through the broker or other agent, for the purpose of paying the exercise price of an Option.

Notwithstanding the preceding sentence, unless the Committee, in its discretion, shall otherwise determine, the exercise of the Option shall not be deemed to occur, and no Shares will be issued by the Corporation upon exercise of an Option, until the Corporation has received payment in full of the exercise price.

	(iv)	Termination of Employment. In the case of Participants, unless otherwise determined by the Committee and reflected in the Award Agreement or award program:

(A)

if a Participant shall die while employed or engaged by the Corporation or a Subsidiary or affiliate or during a period following termination of employment or engagement during which an Option otherwise remains exercisable under this Section 6.02(iv), Options granted to the Participant, to the extent exercisable at the time of the Participant’s death, may be exercised within two years after the date of the Participant’s death, but not later than the expiration date of the Options, by the executor or administrator of the Participant’s estate or by the Person or Persons to whom the Participant shall have transferred such right by will or by the laws of descent and distribution.

		(B)	if the Participant must terminate employment due to disability, the Options may be exercised within three years after the date of termination, but not later than the expiration date of the Options.

(C)

if the Participant has attained the age of 55 and has been an employee of the Corporation, its Subsidiary, or affiliate for not less than three (3) years as of or on the date of termination of employment by reason of retirement, the Options shall vest and shall become immediately exercisable in full on the date of termination and may be exercised within three years after the date of retirement, but not later than the expiration date of the Options.

(D)

if the employment or engagement of a Participant with the Corporation and its Subsidiaries and affiliates shall be involuntarily terminated under circumstances which would qualify the Participant for benefits under a severance plan of the Corporation or shall terminate his or her employment or engagement with the written consent of the Corporation or a Subsidiary, the Committee may elect to vest the Options immediately.  Options granted to the Participant, to the extent exercisable at the date of the Participant’s termination of employment or engagement, may be exercised within six months after the date of termination of employment or engagement, but not later than the expiration date of the Options.

(E)

except to the extent an Option remains exercisable under paragraphs (A) through (D) above, any Option granted to a Participant shall terminate six months after the date of termination of employment or engagement of the Participant with the Corporation or a Subsidiary or affiliate.

(v)

Individual Option Limit. The aggregate number of Shares for which Options may be granted under the Plan to any single Participant in any calendar year shall not exceed 1,000,000 Shares. The limitation in the preceding sentence shall be interpreted and applied in a manner consistent with Section 162(m) of the Code.

6.03	Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)

Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee shall determine at the time of grant or thereafter. The restriction period applicable to Restricted Stock shall, in the case of a time-based restriction, be not less than three years, with ratable vesting over such period or, in the case of a performance-based restriction period, be not less than one year.

(ii)

Forfeiture. Except as otherwise determined by the Committee at the time of grant or thereafter, upon termination of employment, engagement or other service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, that restrictions on Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions on Restricted Stock.

(iii)

Certificates for Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including, without limitation, issuance of certificates representing Shares, which may be held in escrow. Certificates representing Shares of Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

6.04	Performance Awards. The Committee is authorized to grant Performance Awards to Participants on the following terms and conditions:

(i)

Right to Payment. A Performance Award shall represent a right to receive Shares based on the achievement, or the level of achievement, during a specified Performance Period of one or more Performance Goals established by the Committee at the time of the Award.

(ii)

Terms of Performance Awards. At or prior to the time a Performance Award is granted, the Committee shall cause to be set forth in the Award Agreement or otherwise in writing (1) the Performance Goals applicable to the Award and the Performance Period during which the achievement of the Performance Goals shall be measured, (2) the amount which may be earned by the Participant based on the achievement, or the level of achievement, of the Performance Goals or the formula by which such amount shall be determined and (3) such other terms and conditions applicable to the Award as the Committee may, in its discretion, determine to include therein. The terms so established by the Committee shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any Performance Goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the Participant based on such performance. The Committee may retain the discretion to reduce (but not to increase) the amount of a Performance Award which will be earned based on the achievement of Performance Goals. When the Performance Goals are established, the Committee shall also specify the manner in which the level of achievement of such Performance Goals shall be calculated and the weighting assigned to such Performance Goals. The Committee may determine that unusual items or certain specified events or occurrences, including changes in accounting standards or tax laws and the effects of non-operational items or extraordinary items as defined by generally accepted accounting principles, shall be excluded from the calculation to the extent permitted in Section 162(m).

	(iii)	Performance Goals. “Performance Goals” shall mean one or more pre-established, objective measures of performance during a specified “Performance Period”, selected by the Committee in its discretion.

Performance Goals may be based upon one or more of the following objective performance measures and expressed in either, or a combination of, absolute or relative values: earnings per share, earnings per share growth, return on capital employed, costs, net income, net income growth, operating margin, revenues, revenue growth, revenue from operations, expenses, income from operations as a percent of capital employed, income from operations, cash flow, market share, return on equity, return on assets, earnings (including EBITDA and EBIT), operating cash flow, operating cash flow as a percent of capital employed, economic value added, gross margin, total shareholder return, workforce diversity, number of accounts, workers’ compensation claims, budgeted amounts, cost per hire, turnover rate, and/or training costs and expenses. Performance Goals based on such performance measures may be based either on the performance of the Corporation, a Subsidiary or Subsidiaries, affiliate, any branch, department, business unit or other portion thereof under such measure for the Performance Period and/or upon a comparison of such performance with the performance of a peer group of corporations, prior Performance Periods or other measure selected or defined by the Committee at the time of making a Performance Award. The Committee may in its discretion also determine to use other objective performance measures as Performance Goals.

(iv)

Committee Certification. Following completion of the applicable Performance Period, and prior to any payment of a Performance Award to the Participant, the Committee shall determine in accordance with the terms of the Performance Award and shall certify in writing whether the applicable Performance Goal or Goals were achieved, or the level of such achievement, and the amount, if any, earned by the Participant based upon such performance. For this purpose, approved minutes of the meeting of the Committee at which certification is made shall be sufficient to satisfy the requirement of a written certification.

Performance Awards are not intended to provide for the deferral of compensation, such that payment of Performance Awards shall be paid within two and one-half months following the end of the calendar year in which the Performance Period ends or such other time period if and to the extent as may be required to avoid characterization of such Awards as deferred compensation.

(v)

Maximum Individual Performance Award Payments. In any one calendar year, the maximum amount which may be earned by any single Participant under Performance Awards granted under the Plan shall be limited to 1,000,000 Shares. In the case of multi-year Performance Periods, the amount which is earned in any one calendar year is the amount paid for the Performance Period divided by the number of calendar years in the period. In applying this limit, the number of Shares earned by a Participant shall be measured as of the close of the applicable calendar year which ends the Performance Period, regardless of the fact that certification by the Committee and actual payment to the Participant may occur in a subsequent calendar year or years.

6.05

Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants, in lieu of salary, cash bonus, fees or other payments, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, appreciation rights, Shares awarded which are not subject to any restrictions or conditions, convertible securities, exchangeable securities or other rights convertible or exchangeable into Shares, as the Committee in its discretion may determine. In the discretion of the Committee, such Other Stock-Based Awards, including Shares, or other types of Awards authorized under the Plan, may be used in connection with, or to satisfy obligations of the Corporation or a Subsidiary under, other compensation or incentive plans, programs or arrangements of the Corporation or any Subsidiary for eligible Participants, including without limitation the 1998 Annual Incentive Plan, as amended, the 1996 Stock Plan for Directors, as amended, or other or successor programs and executive contracts.

The Committee shall determine the terms and conditions of Other Stock-Based Awards. Shares or securities delivered pursuant to a purchase right granted under this Section 6.05 shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, Shares, or other property or any combination thereof, as the Committee shall determine, but the value of such consideration shall not be less than the Fair Market Value of such Shares or other securities on the date of grant of such purchase right.

Appreciation rights may not be granted at a price less than the fair market value of the underlying Shares on the date of grant. Delivery of Shares or other securities in payment of a purchase right or appreciation right, if authorized by the Committee, may be accomplished through the effective transfer to the Corporation of Shares or other securities held by a broker or other agent. Unless otherwise determined by the Committee, the Corporation will also cooperate with any person exercising a purchase right who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares or securities received upon exercise of a purchase right are sold through the broker or other agent, or under which the broker or other agent makes a loan to such person, for the purpose of paying the exercise price of a purchase right.

Notwithstanding the preceding sentence, unless the Committee, in its discretion, shall otherwise determine, the exercise of the purchase right shall not be deemed to occur, and no Shares or other securities will be issued by the Corporation upon exercise of a purchase right, until the Corporation has received payment in full of the exercise price.

SECTION 7. GENERAL TERMS OF AWARDS

7.01

Stand-Alone, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, or in tandem with, any other Award granted under the Plan or any award granted under any other plan, program or arrangement of the Corporation or any Subsidiary (subject to the terms of Section 9.01) or any business entity acquired or to be acquired by the Corporation or a Subsidiary.

Awards granted in addition to or in tandem with other Awards or awards may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

7.02

Certain Restrictions Under Rule 16b-3. Upon the effectiveness of any amendment to Rule 16b-3, this Plan and any Award Agreement for an outstanding Award held by a Participant then subject to Section 16 of the Exchange Act shall be deemed to be amended, without further action on the part of the Committee, the Board or the Participant, to the extent necessary for Awards under the Plan or such Award Agreement to qualify for the exemption provided by Rule 16b-3, as so amended, except to the extent any such amendment requires shareholder approval.

7.03

Decisions Required to be Made by the Committee. Other provisions of the Plan and any Award Agreement notwithstanding, if any decision regarding an Award or the exercise of any right by a Participant, at any time such Participant is subject to Section 16 of the Exchange Act, is required to be made or approved by the Committee or the Board in order that a transaction by such Participant will be exempt under Rule 16b-3, then the Committee or the Board shall retain full and exclusive power and authority to make such decision or to approve or disapprove any such decision by the Participant.

7.04

Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option exceed a period of ten years from the date of its grant.

7.05

Form of Payment of Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments or substitutions to be made by the Corporation upon the grant, exercise or other payment or distribution of an Award may be made in such forms as the Committee shall determine at the time of grant or thereafter (subject to the terms of Section 9.01), including, without limitation, cash, Shares, or other property or any combination thereof, in each case in accordance with rules and procedures established, or as otherwise determined, by the Committee.

7.06

Limits on Transfer of Awards; Beneficiaries. No right or interest of a Participant in any Award shall be pledged, encumbered or hypothecated to or in favor of any Person other than the Corporation, or shall be subject to any lien, obligation or liability of such Participant to any Person other than the Corporation or a Subsidiary except as otherwise established by the Committee at the time of grant or thereafter.  No Award and no rights or interests therein shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution, and any Option or other right to purchase or acquire Shares granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant. A beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all the terms and conditions of the Plan and any Award Agreement applicable to such Participant as well as any additional restrictions or limitations deemed necessary or appropriate by the Committee.

7.07

Registration and Listing Compliance. No Award shall be paid and no Shares or other securities shall be distributed with respect to any Award in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law or subject to a listing requirement under any listing agreement between the Corporation and any national securities exchange, and no Award shall confer upon any Participant rights to such payment or distribution until such laws and contractual obligations of the Corporation have been complied with in all material respects. Except to the extent required by the terms of an Award Agreement or another contract between the Corporation and the Participant, neither the grant of any Award nor anything else contained herein shall obligate the Corporation to take any action to comply with any requirements of any such securities laws or contractual obligations relating to the registration (or exemption therefrom) or listing of any Shares or other securities, whether or not necessary in order to permit any such payment or distribution.

7.08

Stock Certificates. Awards representing Shares under the Plan may be recorded in book entry form until the lapse of restrictions or limitations thereon, or issued in the form of certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, the Committee may require any Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Corporation or such other Person as the Committee may designate.

SECTION 8. ADJUSTMENT PROVISIONS

8.01

If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of Common Stock then subject to any outstanding Options, Performance Awards or Other Stock Based Awards, the number of shares of Common Stock which may be issued under the Plan but are not then subject to outstanding Options, Performance Awards or Other Stock Based Awards and the maximum number of shares as to which Options or Performance Awards may be granted and as to which shares may be awarded under Sections 6.02(vi) and 6.04(v), shall be adjusted by adding thereto the number of shares of Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution. Shares of Common Stock so distributed with respect to any Restricted Stock held in escrow shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock on which they were distributed.

If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any then outstanding Option, Performance Award or Other Stock Based Award, and for each share of Common Stock which may be issued under the Plan but which is not then subject to any outstanding Option, Performance Award or Other Stock Based Award, the number and kind of shares of stock or other securities (and in the case of outstanding Options, Performance Awards or Other Stock Based Awards, the cash or other property) into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee in its discretion, any such stock or securities, as well as any cash or other property, into or for which any Restricted Stock held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was issued or distributed.

In case of any adjustment or substitution as provided for in this Section 8.01, the aggregate option price for all Shares subject to each then outstanding Option, Performance Award or Other Stock Based Award, prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction), cash or other property to which such Shares shall have been adjusted or which shall have been substituted for such Shares.  Any new option price per share or other unit shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to shareholders of the Common Stock, (a) the Committee shall make any adjustments to any then outstanding Option, Performance Award or Other Stock Based Award, which it determines are equitably required to prevent dilution or enlargement of the rights of optionees and awardees which would otherwise result from any such transaction, and (b) unless otherwise determined by the Committee in its discretion, any stock, securities, cash or other property distributed with respect to any Restricted Stock held in escrow or for which any Restricted Stock held in escrow shall be exchanged in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was distributed or exchanged.

No adjustment or substitution provided for in this Section 8.01 shall require the Corporation to issue or sell a fraction of a Share or other security. Accordingly, all fractional Shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of Restricted Stock held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional Shares created by an adjustment or substitution of Shares, except that, unless otherwise determined by the Committee in its discretion, any cash or other property paid in lieu of a fractional Share shall be subject to restrictions similar to those applicable to the Restricted Stock exchanged therefor.

In the event of any other change in or conversion of the Common Stock, the Committee may in its discretion adjust the outstanding Awards and other amounts provided in the Plan in order to prevent the dilution or enlargement of rights of Participants.

SECTION 9. AMENDMENTS TO AND TERMINATION OF THE PLAN

9.01

The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that, without the approval of the shareholders of the Corporation, no amendment, alteration, suspension, discontinuation or termination shall be made if shareholder approval is required by any federal or state law or regulation or by the rules of any stock exchange on which the Shares may then be listed, or if the amendment, alteration or other change materially increases the benefits accruing to Participants, increases the number of Shares available under the Plan or modifies the requirements for participation under the Plan, or if the Board in its discretion determines that obtaining such shareholder approval is for any reason advisable;  provided, however, that except as provided in Section 7.02, without the written consent of the Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him. The Committee may, consistent with the terms of the Plan, waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that except as provided in Section 7.02, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him; and provided further that, except as provided in Section 8.01 of the Plan, the exercise price of any outstanding Option may not be reduced, whether through amendment, cancellation or replacement, unless such reduction is approved by the shareholders of the Corporation.

SECTION 10. GENERAL PROVISIONS

10.01

No Right to Awards; No Shareholder Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, except as provided in any other compensation, fee or other arrangement. No Award shall confer on any Participant any of the rights of a shareholder of the Corporation unless and until Shares are in fact issued to such Participant in connection with such Award.

10.02

Withholding. To the extent required by applicable Federal, state, local or foreign law, the Participant or his successor shall make arrangements satisfactory to the Corporation, in its discretion, for the satisfaction of any withholding tax obligations that arise in connection with an Award. The Corporation shall not be required to issue any Shares or make any other payment under the Plan until such obligations are satisfied. The Corporation is authorized to withhold from any Award granted or any payment due under the Plan, including from a distribution of Shares, amounts of withholding taxes due with respect to an Award, its exercise or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Corporation and Participants to satisfy obligations for the payment of such taxes. This authority shall include authority to withhold or receive Shares, Awards or other property and to make cash payments in respect thereof in satisfaction of such tax obligations.

10.03

No Right to Employment or Continuation of Service. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any Participant any right to continue in the employ or service of the Corporation or to interfere in any way with the right of the Corporation or shareholders to terminate his employment or service at any time or increase or decrease his compensation, fees, or other payments from the rate in existence at the time of granting of an Award, except as provided in any Award Agreement or other compensation, fee or other arrangement.

10.04

Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Corporation; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Corporation’s obligations under the Plan to deliver Shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

10.05

No Limit on Other Compensatory Arrangements. Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation, fee or other arrangements (which may include, without limitation, employment agreements with executives and arrangements which relate to Awards under the Plan), and such arrangements may be either generally applicable or applicable only in specific cases.  Notwithstanding anything in the Plan to the contrary, the terms of each Award shall be construed so as to be consistent with such other arrangements in effect at the time of the Award.

10.06

No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

10.07

Governing Law. The validity, interpretation, construction and effect of the Plan and any rules and regulations relating to the Plan shall be governed by the laws of the State of Florida (without regard to the conflicts of laws thereof), and applicable Federal law.

10.08

Severability. If any provision of the Plan or any Award is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or Award, it shall be deleted and the remainder of the Plan or Award shall remain in full force and effect; provided, however, that, unless otherwise determined by the Committee, the provision shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under the Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Committee.

SECTION 11. EFFECTIVE DATE AND TERM OF THE PLAN

11.01

The effective date and date of adoption of the Plan shall be January 30, 2007, the date of adoption of the Plan by the Board, provided that such adoption of the Plan is approved by a majority of the votes cast at a duly held meeting of shareholders at which a quorum representing a majority of the outstanding voting stock of the Corporation is, either in person or by proxy, present and voting. Notwithstanding anything else contained in the Plan or in any Award Agreement, no Option or other purchase right granted under the Plan may be exercised, and no Shares may be distributed pursuant to any Award granted under the Plan, prior to such shareholder approval. In the event such shareholder approval is not obtained, all Awards granted under the Plan shall automatically be deemed void and of no effect.

OCWEN FINANCIAL CORPORATION 1661 WORTHINGTON ROAD SUITE 100 WEST PALM BEACH, FL 33409	VOTE BY INTERNET - www.proxyvote.com

Use the lnternet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

AUTO DATA PROCESSING	ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
INVESTOR COMM SERVICES

If you would like to reduce the costs incurred by Ocwen Financial Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

51 MERCEDES WAY EDGEWOOD, NY 11717

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM, Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Ocwen Financial Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS ☒ OCWEN1 KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THlS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OCWEN FINANCIAL CORPORATION
THE DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1,2 AND 3
Vote on Directors

1.	To elect as Directors of Ocwen Financial Corporation the nominees listed below				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

	01)	William C. Erbey	05)	William H. Lacy	☐	☐	☐
	02)	Ronald M Faris	06)	W. Michael Linn
	03)	Martha C Goss	07)	W.C. Martin
	04)	Ronald J Korn	08)	Barry N. Wish

Vote on Proposals								For	Against	Abstain

2.	Proposal to approve the 2007 Equity Incentive Plan							☐	☐	☐

3.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered certified public accounting firm for the fiscal year ending December 31, 2007							☐	☐	☐

4.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s).  If no direction is made, this proxy will be voted FOR items 1, 2 and 3.  If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion

Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

For address changes and/or comments, please check this box and write them on the back where indicated.	☐
	Yes	No
Please indicate if you plan to attend this meeting.
	☐	☐

123,456,789,012 675746A99
Signature [PLEASE SIGN WITHIN BOX] Date		P40365	Signature (Joint Owners)	Date	1

PC-1

OCWEN FINANCIAL CORPORATION
1661 Worthington Road, Suite 100 – West Palm Beach, Florida 33409
REVOCABLE PROXY
THlS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
OCWEN FINANCIAL CORPORATION
FOR USE ONLY AT THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 10, 2007, AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints William C. Erbey, Ronald M. Faris and Kevin J. Wilcox, or any of them, as proxy, with full powers of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of Common Stock of Ocwen Financial Corporation (the “Company”) held of record by the undersigned on March 9, 2007, at the Annual Meeting of Shareholders to be held at the offices of the Company located at the offices of the Company located at 1661 Worthington Road, Suite 100, West Palm Beach, Florida 33409 on Thursday, May 10, 2007, at 9:00 a.m., Eastern Daylight Time and at any adjournment thereof.

Shares of Common Stock of the Company will be voted as specified.  If you execute and return this proxy without specific voting instructions, this proxy will be voted FOR the election of each of the Board of Directors’ nominees to the Board of Directors, FOR the approval of the 2007 Equity Incentive Plan and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent registered certified public accounting firm.  You may revoke this proxy at any time prior to the time it is voted at the Annual Meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Ocwen Financial Corporation to be held on May 10, 2007, or any adjournment thereof a Proxy Statement for the Annual Meeting and the 2006 Annual Report to Shareholders of the Company prior to the signing of this proxy.

Address Changes/Comments:

(If you noted any Address Changes/ Comments above, please mark corresponding box on the reverse side)

 (Continued and to be dated and signed on the reverse side)

PC-2